                                                                EXHIBIT 10.5

                              MANTECH INTERNATIONAL
                                   401(k) PLAN

                            Amendment and Restatement

                                 Effective as of
                                 October 1, 1998
                                 ---------------

                                TABLE OF CONTENTS

                                                                                                                   PAGE
SECTION 1 DEFINITIONS ........................................................................................       1
  1.1  Account or Accounts ...................................................................................       2
  1.2  Beneficiary ...........................................................................................       2
  1.3  Code ..................................................................................................       2
  1.4  Committee .............................................................................................       2
  1.5  Company ...............................................................................................       2
  1.6  Company Basic Matching Contributions ..................................................................       2
  1.7  Compensation: .........................................................................................       2
  1.8  Deferral Contributions ................................................................................       3
  1.9  Early Retirement Date .................................................................................       3
  1.10 Effective Date ........................................................................................       3
  1.11 Eligible Employee .....................................................................................       3
  1.12 Eligible Participant ..................................................................................       3
  1.13 Employee ..............................................................................................       3
  1.14 Employer ..............................................................................................       3
  1.15 Entry Date ............................................................................................       3
  1.16 5% Owner ..............................................................................................       3
  1.17 Highly Compensated Employee ...........................................................................       3
  1.18 Hour of Service or Service ............................................................................       5
  1.19 Inactive Participant ..................................................................................       6
  1.20 Investment Manager ....................................................................................       6
  1.21 Key Employee ..........................................................................................       6
  1.22 Limitation Year .......................................................................................       6
  1.23 Minimum Employer Contribution .........................................................................       6
  1.24 Normal Retirement Date ................................................................................       6
  1.25 One-Year Break in Service .............................................................................       6
  1.26 Overseas Participant ..................................................................................       6
  1.27 Participant ...........................................................................................       7
  1.28 Permanent Disability ..................................................................................       7
  1.29 Plan ..................................................................................................       7
  1.30 Plan Administrator ....................................................................................       7
  1.31 Plan Year: ............................................................................................       7
  1.32 Prior Plans ...........................................................................................       7
  1.33 Qualified Joint and Survivor Annuity ..................................................................       7
  1.34 Qualified Pre-Retirement Survivor Annuity .............................................................       7
  1.35 Related Company .......................................................................................       7
  1.36 Section 415 Compensation: .............................................................................       8
  1.37 Single Life Annuity ...................................................................................       8
  1.38 Spouse ................................................................................................       8
  1.39 Top Heavy .............................................................................................       9
  1.40 Trust, Trust Fund or Fund .............................................................................       9
  1.41 Trust Agreement .......................................................................................       9
  1.42 Trustee ...............................................................................................       9
  1.43 Union Participant .....................................................................................       9
  1.44 Valuation Date ........................................................................................      10

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
   1.45 Year of Service: .....................................................................................       10

SECTION 2 PARTICIPATION ......................................................................................       11
   2.1  Eligibility Requirements: ............................................................................       11
   2.2  Reemployment .........................................................................................       11
   2.3  Participation with Continued Employment: .............................................................       11

SECTION 3 CONTRIBUTIONS ......................................................................................       12

   3.1  Elections as to Contributions - Changes - Suspensions: ...............................................       12
   3.2  Deferral Contributions ...............................................................................       12
   3.3  Participant Voluntary and Basic After-Tax Contributions: .............................................       13
   3.4  Company Basic Matching Contributions: ................................................................       13
   3.5  Fail Safe Contributions ..............................................................................       14
   3.6  Limitation on Contributions ..........................................................................       14
   3.7  No Right or Duty of Inquiry ..........................................................................       14
   3.8  Time and Manner of Payment of Contributions: .........................................................       14
   3.9  Non-Reversion ........................................................................................       14
   3.10 Minimum Employer Contributions .......................................................................       15

SECTION 4 ACCOUNTS AND ALLOCATIONS ...........................................................................       16

   4.1  Participants' Accounts ...............................................................................       16
   4.2  Allocation of Contributions: .........................................................................       16
   4.3  Allocation of Earnings: ..............................................................................       19
   4.4  Segregated Accounts ..................................................................................       19
   4.5  Annual Addition: .....................................................................................       19
   4.6  Benefit Limitations - Multiple Plans .................................................................       20
   4.7  Anti-Discrimination Test for Deferral Contributions: .................................................       21
   4.8  Anti-Discrimination Test for Participant Voluntary and Company Contributions: ........................       22
   4.9  Distribution of Excess Contributions: ................................................................       25
   4.10 Correction of Error ..................................................................................       26
   4.11 Trust as Single Fund .................................................................................       26

SECTION 5 VESTING ............................................................................................       27

   5.1  Vesting: .............................................................................................       27
   5.2  Service Rules ........................................................................................       27

SECTION 6 BENEFITS ...........................................................................................       28

   6.1  Normal Retirement ....................................................................................       28
   6.2  Early Retirement .....................................................................................       28
   6.3  Disability Retirement ................................................................................       28
   6.4  Death Benefits: ......................................................................................       28
   6.5  Vested Benefits and Forfeitures: .....................................................................       29
   6.6  Designation of Beneficiary ...........................................................................       30
   6.7  Commencement of Distribution: ........................................................................       30
   6.8  Form of Benefit: .....................................................................................       32
   6.9  Elections: Qualified Joint and Survivor, Qualified Pre-Retirement Survivor, and Single Life
   Annuities .................................................................................................       34
   6.10 Withdrawals During Employment: .......................................................................       36
   6.11 Loans ................................................................................................       38
   6.12 Location of Missing Participants .....................................................................       40
   6.13 Benefits to Minors and Incompetents: .................................................................       41
   6.14 Eligible Rollover Distributions: .....................................................................       41

SECTION 7 ADMINISTRATION OF THE PLAN .........................................................................       43

    7.1 General Administration ............................................................................         43
    7.2 Powers and Duties: ................................................................................         43
    7.3 Investment Manager ................................................................................         44
    7.4 Operation .........................................................................................         45
    7.5 Meetings and Quorum ...............................................................................         45
    7.6 Compensation ......................................................................................         45
    7.7 Domestic Relations Orders: ........................................................................         45

SECTION 8 DUTIES AND POWERS OF THE TRUSTEE ................................................................         47

    8.1 General ...........................................................................................         47
    8.2 Trust Agreement ...................................................................................         47
    8.3 Limitation of Liability ...........................................................................         47
    8.4 Power of Trustee to Carry Out the Plan ............................................................         47

SECTION 9 DIRECTED INVESTMENTS ............................................................................         48

    9.1 Directed Investments ..............................................................................         48
    9.2 Investment Funds: .................................................................................         48
    9.3 Limitations on Investments ........................................................................         50
    9.4 Directed Investment Account .......................................................................         50
    9.5 Accounts Not Directed .............................................................................         50
    9.6 Application to Beneficiaries ......................................................................         50

SECTION 10 AMENDMENT AND TERMINATION ......................................................................         51

   10.1 Amendment: ........................................................................................         51
   10.2 Termination .......................................................................................         51
   10.3 Merger ............................................................................................         52

SECTION 11 CLAIMS PROCEDURE ...............................................................................         53

   11.1 Right to File Claim ...............................................................................         53
   11.2 Denial of Claim ...................................................................................         53
   11.3 Claims Review Procedure: ..........................................................................         53

SECTION 12 ADOPTION OF PLAN BY RELATED COMPANIES  AND TRANSFERRED ASSETS ..................................         54

   12.1 Adoption of the Plan ..............................................................................         54
   12.2 Withdrawal ........................................................................................         54
   12.3 Sale of Employer's Assets .........................................................................         54

SECTION 13 MISCELLANEOUS ..................................................................................         55

   13.1 Receipt of Rollovers and Trustee to Trustee Transfers: ............................................         55
   13.2 Indemnification ...................................................................................         55
   13.3 Exclusive Benefit Rule ............................................................................         56
   13.4 No Right to the Fund ..............................................................................         56
   13.5 Rights of the Employer ............................................................................         56
   13.6 Non-Alienation of Benefits ........................................................................         56
   13.7 Construction and Severability .....................................................................         56
   13.8 Delegation of Authority ...........................................................................         56
   13.9 Request for Tax Ruling ............................................................................         56

SECTION 14 COLLECTIVELY-BARGAINED EMPLOYEES ...............................................................         58

   14.1 Special Provisions For Collectively-Bargained Employees: ..........................................         58
   14.2 Eligibility Requirements: .........................................................................         58
   14.3 Deferral Contributions: ...........................................................................         58
   14.4 Participant Voluntary Contributions: ..............................................................         58

   14.5 Company Basic Matching Contributions: .............................................................          58

EXHIBIT A - SERVICE CONTRACTS .............................................................................          60

EXHIBIT B - RELATED COMPANIES .............................................................................          61

APPENDIX A ................................................................................................          62

APPENDIX B ................................................................................................          64

                              MANTECH INTERNATIONAL
                                 RETIREMENT PLAN

                                   BACKGROUND

         ManTech International Corporation (the "Company") maintained the ManTech Flexinvest Plan, the ManTech International Overseas Personnel Flexinvest Plan, and the NSI Technology Services Corporation Retirement and Savings Plan (the "Prior Plans"). As of January 1, 1993, the ManTech International Retirement Plan replaced these Prior Plans. The ManTech International Retirement Plan has been adopted for the benefit of the eligible employees of the Company and the eligible employees of its subsidiaries. The Company is the Plan Administrator with the power to amend the Plan. The Company now wishes to restate the ManTech International Retirement Plan, effective as of October 1, 1998 and change its name to the ManTech International 401(k) Plan (the "Plan").

         The Plan is intended to be a qualified plan under Internal Revenue Code section 401(a), and is intended to include a qualified cash or deferred arrangement under Internal Revenue Code section 401(k).

         On December 29, 1992, the Plan added preferred stock of the Company as an investment option. The Company preferred stock was eliminated as an investment option on January 15, 1998, when the Company redeemed the preferred stock.

         Michael D. Golden and Walter W. Vaughan have agreed to serve as trustees (collectively, the "Trustee") of the Plan assets held in the Trust Fund. Effective January 1, 1999, CG Trust Company has agreed to serve as Trustee of the Plan. Certain Plan assets are held in an insurance contract with CIGNA Life Insurance Company (the "Insurer").

         NOW, THEREFORE, the Company agrees as follows:

                             SECTION 1 DEFINITIONS

         Where indicated by initial capital letters, the following terms shall have the following meanings:

1.1 Account or Accounts: A Participant's interest in the Trust Fund, which shall consist of the Participant's Accounts as described in Section 4.1.

1.2      Beneficiary:  The person or entity who is to receive, pursuant to
Section 6, any benefits payable from the Plan on account of a Participant's death.

1.3 Code: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

1.4 Committee: The committee that may be established pursuant to Section 7 to be responsible for the general administration of the Plan and supervision of the Trust Fund.

1.5 Company: ManTech International Corporation, a New Jersey corporation, and any successor by merger, purchase or otherwise.

1.6 Company Basic Matching Contributions: Contributions made by an Employer pursuant to Section 3.4.

1.7      Compensation:

         (a) The total wages and other earnings paid to an Employee by the Employer for personal services as reportable on Form W-2, including, but not limited to, shift differential, isolated duty pay, sea pay, and double premium pay. "Compensation" includes any amounts deferred due to an election to have Deferral Contributions made to the Plan or to any other plan of deferred compensation maintained by the Employer or established under Code section 125 and maintained by the Employer, including contributions made to the ManTech Flexible Benefits Plan.

         (b) For purposes of Compensation used to compute Company Basic Matching Contributions, "Compensation" does not include bonuses, overtime pay, commissions or amounts paid to an Employee during an authorized leave of absence, moving expenses, car expenses, tuition reimbursement, meal allowances, and the cost of excess group life insurance income includible in taxable income.

         (c) "Compensation" includes that portion of the above-described amounts actually paid during a Plan Year. In the case of an Employee who is employed by two or more Employers, the Employee's aggregate Compensation from all Employers shall be deemed to be his Compensation.

         (d) The amount of annual Compensation taken into account under the Plan for a Participant may not exceed $150,000, or an adjusted amount determined pursuant to Code sections 401(a)(17) and 415(d).

1.8      Deferral Contributions:  Contributions made by an Employer pursuant to
Section 3.2.

1.9 Early Retirement Date: The date on which a Participant has both reached age 55 and completed five Years of Service.

1.10 Effective Date: As to the Company and its Related Companies, the original effective date is the date as of which the Company or Related Company adopted one of the Prior Plans. The effective date of this Amendment and Restatement is October 1, 1998.

1.11 Eligible Employee: Any Employee of an Employer other than (i) Employees who are employed under the terms of contracts between an Employer and the United States government which contracts are governed by the Service Contract Act unless the contracts are designated by the Employer as participating in the Plan as listed on Exhibit A; (ii) Employees who are employed by a Related Company which has not adopted the Plan; (iii) for periods after December 31, 1998, Employees whose job classification is either temporary, on-call, or student. For periods prior to January 1, 1999, Employees who were scheduled to work less than 20 hours per week are not Eligible Employees.

1.12 Eligible Participant: Any Eligible Employee who has satisfied the eligibility requirements of Section 2.1, whether or not such Eligible Employee has elected to make Deferral Contributions.

1.13 Employee: Any individual employed by an Employer who is on the Employer's U.S. payroll. "Employee" shall not include leased employees within the meaning of Code section 414(n)(2).

1.14 Employer: The Company and any Related Company that adopts the Plan as provided in Section 12. As of October 1, 1998, the corporations listed on Exhibit B have adopted the Plan and are Employers.

1.15 Entry Date: For purposes of making Deferral Contributions, the first day of the payroll period following satisfaction of the requirements for participation in Section 2.7(b).

1.16 5% Owner: If the Employer or Related Company is a corporation, any person who owns (or is considered as owning within the meaning of Code section
318) more than 5% of the outstanding stock of the Employer or Related Company or stock possessing more than 5% of the total combined voting power of all stock of the Employer or Related Company. If the Employer or Related Company is not a corporation, a 5% Owner is any person who owns more than 5% of the capital or profits interest in the Employer or Related Company.

1.17     Highly Compensated Employee

         (a) Effective January 1, 1997, except as otherwise provided below, a Highly Compensated Employee is an Employee who:

               (i) Was at any time a 5% Owner during the Plan Year or the preceding Plan Year; or

               (ii) Received Section 415 Compensation from the Employer in excess of $80,000 for the preceding Plan Year and, to the extent elected by the Employer pursuant to applicable treasury regulations, was in the top 20% of Employees, when ranked on the basis of Section 415 Compensation paid during the preceding Plan Year.

The $80,000 amount referred to in this paragraph shall be adjusted pursuant to Code sections 414(q) and 415(d). The determination of Highly Compensated Employees shall be made in accordance with Code section 414(q).

         (b) For purposes of determining the number of Employees in the top 20% of Employees described in subsection (a)(ii), the following Employees shall be excluded:

               (i)   Employees who have not completed six months of service;

               (ii) Employees who normally work less than 17-1/2 hours per week;

               (iii) Employees who normally work during not more than six months during any Plan Year;

               (iv)  Employees who have not attained age 21;

               (v) Employees whose terms of employment are covered by a collective bargaining agreement between Employee representatives and the Employer; and

               (vi) Employees who are non-resident aliens and who receive no United States earned income from the Employer.

         (c) A Highly Compensated Employee includes a former Employee who separated from service prior to the Plan Year for which the determination was made and who was an active Highly Compensated Employee for either (i) such Employee's separation year, or (ii) any Plan Year ending on or after the Employee's 55th birthday.

         (d) For purposes of this Section, Section 415 Compensation shall include elective contributions under a deferred compensation plan, elective contributions under a cafeteria plan, and elective contributions under other arrangements permitted to be included under Code section 414(s).

1.18 Hour of Service or Service: An Employee shall be credited with one Hour of Service for:

     (a) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or a Related Company for the performance of duties. These hours shall be credited to the Employee for the computation period in which the duties are performed.

     (b) Each hour (up to a maximum of 501 hours during a single continuous period) for which the Employee is paid or entitled to payment by the Employer or a Related Company for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. These hours shall be credited to the Employee for the computation period in which the duties would have been performed. Hours under this subsection shall be calculated and credited pursuant to Department of Labor Regulations section 2530.200b-2, which is incorporated in the Plan by this reference.

     (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or a Related Company. The same Hours of Service shall not be credited both under subsections (a), (b) or
(d), as the case may be, and under this subsection (c). These hours shall be credited to the Employee for the computation period to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

     (d) For purposes of determining whether an Employee has a One-Year Break in Service, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of (i) the pregnancy of the Employee,
(ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the Employee's caring for a child immediately after the birth or placement of the child. These hours shall be credited to the Employee for the computation period in which the absence begins only if the Participant would not otherwise be eligible to participate in the Plan in that computation period. In all other cases, these hours shall be credited to the next following computation period.

     (e) Hours of Service shall be credited at the rate of actual hours for which the Employee is paid or entitled to payment.

     (f) To the extent required by law, the Plan will be administered in accordance with the provisions of the Family and Medical Leave Act of 1993.

     (g) Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and the special rules relating to veterans' reemployment rights under USERRA pursuant to Code section 414(u).

1.19 Inactive Participant: An Employee who was a Participant and who has an Account balance in the Plan that has not been paid in full but who, pursuant to
Section 2.3, is no longer entitled to receive allocations of contributions under the Plan.

1.20 Investment Manager: A person other than the Trustee or the Plan Administrator--

     (a) Who (i) is registered as an investment advisor under the Investment Advisors Act of 1940, (ii) is a bank, as defined in that Act, or (iii) is an insurance company qualified to perform services relating to the management, acquisition or disposition of assets of a plan under the laws of more than one state; and

     (b) Who has acknowledged in writing that it is a fiduciary with respect to the Plan.

1.21 Key Employee: An Employee, former Employee, or Beneficiary who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was
(a) an officer of an Employer or a Related Company whose annual Section 415 Compensation from the Employer and Related Companies exceeds 50% of the amount described in Code section 415(b)(1)(A), as adjusted; (b) one of the ten Employees who own (or are considered as owning, within the meaning of Code section 318) at least 0.5% and the largest interests in an Employer or a Related Company and whose annual Section 415 Compensation from the Employer and Related Companies exceeds $30,000; (c) a 5% Owner; or (d) a 1% owner of an Employer or a Related Company whose annual Section 415 Compensation from the Employer and Related Companies exceeds $150,000. "Key Employee" shall also include the Beneficiary of a deceased Key Employee, as described above. The determination of Key Employee status shall be made in accordance with Code section 416, and the number of persons who are considered Key Employees shall be limited as provided under that section. A "non-Key Employee" is any Employee or former Employee who is not a Key Employee.

1.22 Limitation Year: The calendar year beginning January 1 and ending December 31.

1.23 Minimum Employer Contribution: The contributions made by the Employer under the Plan pursuant to Section 3.10.

1.24 Normal Retirement Date: A Participant's 60th birthday.

1.25 One-Year Break in Service: A Plan Year during which an Employee has 500 Hours of Service or less.

1.26 Overseas Participant:
     (a) A Participant who was a participant in the ManTech International Overseas Personnel Flexinvest Plan as of December 31, 1992 and any other Participant who is stationed in a country other than the United States under the personnel practices of the Employer who has not made the election provided in subsection (b).

     (b) A Participant who would otherwise be an Overseas Participant under subsection (a) may elect to be treated under the Plan as if he or she were not an Overseas Participant. This election may be made (i) when the Participant is transferred from the United States to another country, or (ii) once per year at a time to be established by the Plan Administrator. The Plan Administrator shall establish procedures for implementation of this election process.

1.27 Participant: An Employee who has met the eligibility requirements of the Plan as set forth in Section 2.

1.28 Permanent Disability: The permanent and lasting inability, by reason of physical or mental infirmity, or both, of a Participant to engage in any substantial gainful activity. The Plan Administrator shall determine whether a Participant has incurred a Permanent Disability on the basis of medical evidence satisfactory to the Plan Administrator.

1.29 Plan: The "ManTech International 401(k) Plan," as set forth herein and as amended from time to time.


1.30 Plan Administrator: The Company and any committee established pursuant to
Section 7 to which the Company may delegate certain duties and responsibilities for the general administration of the Plan and supervision of the Trust Fund.

1.31 Plan Year:

     (a) For the Plan Year beginning on January 1, 1998, the period beginning on January 1, 1998, and ending on December 30, 1998.

     (b) For Plan Years beginning after December 30, 1998, the twelve (12) consecutive month period beginning on December 31 and ending on December 30 of each year.

1.32 Prior Plans: The ManTech Flexinvest Plan, the ManTech International Overseas Personnel Flexinvest Plan, and the NSI Technology Services Corporation Retirement and Savings Plan, all as in effect before January 1, 1993.

1.33 Qualified Joint and Survivor Annuity: An immediate annuity that can be purchased with the Participant's Account and that is payable for the lifetime of the Participant, with a survivor annuity for the lifetime of his surviving Spouse that is equal to 50% of the amount of the annuity that is payable during the joint lifetimes of the Participant and his Spouse.

1.34 Qualified Pre-Retirement Survivor Annuity: An annuity that can be purchased with a deceased Participant's Account, the present value of which is at least equal to 50% of the Participant's vested Account on the date of his death, and that is payable to the Participant's surviving Spouse for life.

1.35 Related Company: Any corporation or business organization that is under common control with an Employer (as determined under Code section 414(b) or (c)); or that is a member of an affiliated service group with an Employer (as determined under Code section 414(m)); or that is an entity required to be aggregated pursuant to Code section 414(o) and the regulations thereunder. For purposes of applying the limitations set forth in Section 4.5, Code sections 414(b) and 414(c) shall be applied as modified by Code section 415(h).

1.36 Section 415 Compensation:

     (a) An Employee's total annual compensation received from an Employer and Related Companies during a Plan Year, as defined in the Treasury Regulations issued under Code section 415. "Section 415 Compensation" includes an Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer and Related Companies (including, but not limited to, overtime pay, incentive pay for hourly employees, bonuses and royalties). "Section 415 Compensation" shall include any elective deferral (as defined in Code section 402(g)(3)) and any amount contributed or deferred at the election of the Employee that is not includible in the gross income of the Employee by reason of Code section 125. "Section 415 Compensation" does not include:

               (i) Contributions made by an Employer or a Related Company (other than Deferral Contributions) to a plan of deferred compensation to the extent that the contributions are not includible in the Employee's gross income for the taxable year in which they are contributed.

               (ii) Amounts received from the exercise of a non-qualified stock option or from restricted property.

               (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.

               (iv) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

               (v) Section 415 Compensation shall include any elective deferral (as defined in Code section 402(g)(3)) and any amount contributed or deferred at the election of the Employee that is not includible in the gross income of the Employee by reason of Code section 125.

     (b) For convenience of administration, compensation may be rounded to the nearest $100.

1.37 Single Life Annuity: An annuity payable monthly for the life of a Participant.

1.38 Spouse: The person to whom a Participant is legally married (as determined in accordance with the laws of the jurisdiction in which he resides) at the time that a determination is made. A former spouse will be treated as the Spouse to the extent provided under a Qualified Domestic Relations Order, as described in Section 7.7.

1.39 Top Heavy: A plan is Top Heavy if it is one of one or more plans maintained by the Employer that are qualified under Code section 401(a) and under which the sum of the present values of accrued benefits of Key Employees under defined benefit plans and the account balances of Key Employees under defined contribution plans exceeds 60% of the sum of the present values of accrued benefits and account balances of all employees, former employees (except former employees who performed no services for the Employer for the five-year period ending on the determination date), and beneficiaries in the plans. The "determination date" is the date on which it is determined whether this Plan is Top Heavy. Such determination shall be made as of the last day of the immediately preceding Plan Year and shall be made in accordance with Code section 416(g). If the Employer and Related Companies maintain more than one plan qualified under Code section 401(a), then (a) each such plan in which a Key Employee is a participant, and (b) each such plan that must be taken into account in order for a plan described in the preceding clause to meet the requirements of Code section 401(a)(4) or 410 shall be aggregated with this Plan to determine whether the plans, as a group, are Top Heavy. The Employer and Related Companies may aggregate any other qualified plan with this Plan to the extent that such aggregation is permitted by Code section 416(g). For purposes of the preceding sentence, a plan includes a terminated plan which was maintained by the Employer within the last five years ending on the determination date and which would otherwise be required to be aggregated with this Plan.

1.40 Trust, Trust Fund or Fund: The trust implementing the Plan and the assets held by the Trustee under the Trust Agreement. To the extent applicable, Fund shall also refer to a contract maintained between the Company and a life insurance company in connection with the Plan.

1.41 Trust Agreement: The trust agreement, as in effect from time to time, between ManTech International Corporation and Michael D. Golden and Walter W. Vaughan, as Trustee, or any subsequent trust agreement entered into to facilitate administration of the Trust Fund. Effective January 1, 1999, the trust agreement, as in effect from time to time, between ManTech International Corporation and CG Trust Company, as Trustee, or any subsequent trust agreement entered into to facilitate administration of the Trust Fund.

1.42 Trustee: Michael D. Golden and Walter W. Vaughan, and any successor trustee appointed by the Company and accepting the Trust. Effective January 1, 1999, CG Trust Company and any successor trustee appointed by the Company and accepting the Trust.

1.43 Union Participant: Participants who are either (a) who are covered by a collective bargaining agreement between NSI Technology Services, Inc. and Local 1501 of the International Brotherhood of Electrical Workers, Greenbelt Facility ("Goddard Participants") or (b) who are covered by a collective bargaining agreement between NSI Technology Services, Inc. and Local 1501 of the International Brotherhood of Electrical Workers, Wallops Flight Facility ("Wallops Participants").

1.44 Valuation Date: The last day of each Plan Year and such other dates as the Plan Administrator may designate.

1.45    Year of Service:

        (a) For purposes of eligibility to participate, a 12 consecutive month period, beginning on the date an Employee first performs an Hour of Service, and each anniversary thereafter, during which an Employee completes 1,000 or more Hours of Service.

        (b) For vesting purposes, and for any other purposes under the Plan, a Plan Year during which an Employee completes at least 1,000 Hours of Service.

        (c) For purposes of eligibility and vesting, Years of Service includes Hours of Service with an Employer or a Related Company before January 1, 1993, as credited under a Prior Plan.

                            SECTION 2 PARTICIPATION

2.1     Eligibility Requirements:

        (a) Each Employee who was a Participant in one of the Prior Plans as of December 31, 1992, shall continue to be a Participant in the Plan as of January 1, 1993.

        (b) Each Eligible Employee who is not already a Participant pursuant to subsection (a) will become a Participant for purposes of Deferral Contributions under Section 3.2 and Company Basic Matching Contributions under Section 3.4 as of the Entry Date following the date on which he has completed three months of employment with the Employer.

        (c) An Employee who becomes a Participant shall continue to be a Participant until he retires, dies, becomes permanently disabled, or otherwise terminates employment, and he no longer maintains an Account balance in the Plan.

2.2 Reemployment: A Participant who terminates employment and is later reemployed by an Employer or a Related Company while a Participant, shall be eligible to participate immediately upon his reemployment.

2.3     Participation with Continued Employment:

        (a) An Employee who is a Participant may continue to be a Participant while an Employee, even if the Employee ceases to be an Eligible Employee, except as provided below. If a Participant continues in the employ of a Related Company that ceases to adopt the Plan, then the Participant shall become an Inactive Participant. Subject to Section 6.10(b)(iii), if the Related Company again adopts the Plan, the Participant shall be immediately eligible to participate in the Plan.

        (b) The Account of an Inactive Participant shall continue to be held in the Plan and to receive allocations of Trust Fund earnings pursuant to Section 4.3, but shall not receive allocations of contributions. An Inactive Participant's Account balance shall be distributed pursuant to Section 6.

                            SECTION 3 CONTRIBUTIONS

3.1     Elections as to Contributions - Changes - Suspensions:

        (a) A Participant may elect to have Deferral Contributions made on his behalf by filing an appropriate election with the Plan Administrator, at least 15 days before the applicable Election Date (defined below), and in the manner and time prescribed by the Plan Administrator. A Participant may change the amount of his Deferral Contributions for subsequent payroll periods by filing a new election with the Plan Administrator at least 15 days before the applicable Election Date. The Plan Administrator may change the dates or designate other dates as of which elections and changes may be made, provided that all elections must be prospective. All elections made by a Participant shall continue in force until they are changed or until the Participant ceases to be eligible to participate.

        (b) A Participant may request that his Deferral Contributions be suspended by filing a written request with the Plan Administrator before the Election Date as of which the suspension is to become effective. If such a suspension is made, Deferral Contributions may not be resumed until the next Election Date, and may then be resumed by filing with the Plan Administrator an election in the manner described in subsection (a). A Participant shall not be permitted to make up suspended contributions.

        (c)  An Election Date shall be the first day of each payroll period.

3.2 Deferral Contributions: A Participant may elect to have Deferral Contributions made on his behalf by directing his Employer to reduce his Compensation, when the election becomes effective, by a designated percentage or fixed dollar amount. The Employer shall contribute that designated percentage or amount to the Plan for the benefit of the Participant. The designated percentage or fixed dollar amount may be from 1% to 20% of the Compensation that is otherwise payable to the Participant during the Plan Year, provided that:

        (a) At any time during the Plan Year, the Plan Administrator may limit the percentage of Compensation that may be contributed for the benefit of Highly Compensated Employees.

        (b) For each calendar year, the maximum amount of Deferral Contributions that may be made on behalf of a Participant under this Plan and all other plans, contracts, or arrangements described in Code section 402(g)(3) may not exceed $10,000 during the Participant's taxable year (or the amount described in Code section 402(g)(1)). The $10,000 limitation shall be adjusted at the same time and in the same manner as under Code section 415(d).

Deferral Contributions must be made in whole percentages of Compensation, unless the Plan Administrator permits otherwise. If a Participant participates in another plan that is subject to the $10,000 limit of subsection (b) above, as adjusted, the Participant may allocate any contributions in excess of $10,000 among the plans in which he participates.

3.3  Participant Voluntary and Basic After-Tax Contributions:

     (a) A Participant other than an Overseas Participant shall be eligible to make Participant Voluntary Contributions to the Trust Fund. A Participant shall not be entitled to claim a tax deduction for his Participant Voluntary Contributions. The amount of Participant Voluntary Contributions made by any Participant to this Plan shall be a designated percentage, from 1% to 10% of the Participant's Compensation. A Participant's total Deferral Contributions and Participant Voluntary Contributions shall not exceed 20% of the total Compensation received by such Participant during the Plan Year. Participant Voluntary Contributions shall be administered on the same basis as Participant Deferral Contributions.

     (b) The Trustee shall invest Participants' Voluntary Contributions as a part of the Trust Fund. The right of a Participant to his Participant Voluntary Contributions Account shall be fully vested at all times. Except where otherwise provided, distributions and withdrawals of Participant Voluntary Contributions shall be made on the same basis as the Participant's Deferral Contributions. Any withdrawal shall be paid in a form described in Section 6.7.

     (c) In lieu of Deferral Contributions and Voluntary Contributions, an Overseas Participant shall be eligible to make Participant Basic After-Tax Contributions to the Trust Fund. An Overseas Participant shall not be entitled to claim a tax deduction for his Participant Basic After-Tax Contributions. The amount of Participant Basic After-Tax Contributions made by any Overseas Participant to this Plan shall be a designated percentage, from 1% to 14% of the Participant's Compensation. An Overseas Participant's total Deferral Contributions and Participant Basic After-Tax Contributions shall not exceed 14% of the total Compensation received by such Participant during the Plan Year. Participant Basic After-Tax Contributions shall be administered on the same basis as Participant Deferral Contributions and shall be subject to the provisions of Section 3.3(b).

3.4  Company Basic Matching Contributions:

     (a) For each Plan Year, the Company will make a Company Basic Matching Contribution on behalf of each of its Participants who have elected to have Deferral Contributions made on their behalf during the Plan Year. The Company Basic Matching Contribution will be equal to 50% of the first 4% of the Compensation a Participant defers as a Deferral Contribution during the Plan Year. Such contribution shall not exceed the greater of (i) 20% of the Compensation otherwise paid to all Participants, or (ii) the maximum amount deductible from the Employer's income for such year under Code section 404. If more than one Employer has adopted the Plan, each Employer shall make contributions for its own Participants.

     (b) In lieu of the Contribution made under subsection (a) above, Overseas Participants will receive a Company Basic Matching Contribution equal to 50% of the first 4% of the Compensation that the Participant defers as either a Deferral Contribution or a Participant Basic After-Tax Contribution during the Plan Year.

3.5 Fail Safe Contributions: For any Plan Year in which it is necessary to do so, an Employer may make a discretionary contribution, which shall be fully vested when made and allocated solely among the Accounts of Participants who are not Highly Compensated Employees in such a manner as to satisfy the anti-discrimination tests of Sections 4.7 and 4.8. A Fail Safe Contribution shall be subject to the same restrictions on distributions and withdrawals as apply to Deferral Contributions so as to comply with Treasury Regulations sections 1.401(k)-1(b)(5) and (m)-1(b)(5). If more than one Employer has adopted the Plan, each Employer may make a similar contribution for its own Participants. The Fail Safe Contribution will be allocated as a level percentage of each Participant's Compensation.

3.6 Limitation on Contributions: The Employer's aggregate Company Contributions and Deferral Contributions for any Plan Year shall be conditioned on deductibility under Code section 404 and shall not exceed 15% of the total Compensation received by all Participants during the Plan Year, or such greater or lesser percentage as may be allowed as a deduction from the gross income of the Employer as provided in Code section 404(a)(3). If for any Plan Year the Employer maintains a pension or annuity plan qualified under Code section 401 in addition to this Plan, the total contributions deductible for the Plan Year under this Plan and the pension or annuity plan shall not exceed, in the aggregate, 25% of the total Compensation of the participants in all such plans, or such greater or lesser percentage as may be allowed as a deduction from the gross income of the Employer under Code section 404.

3.7 No Right or Duty of Inquiry: Neither the Trustee, the Plan Administrator, nor any Participant shall have any right or duty to inquire into the amount of an Employer's annual contribution or the method used in determining the amount of the Employer's contribution. The Trustee shall be accountable only for funds actually received by him.

3.8  Time and Manner of Payment of Contributions:

     (a) Deferral Contributions shall be paid to the Fund on a regular basis determined by the Plan Administrator, provided that all Deferral Contributions for a Plan Year must be paid to the Fund as soon as practicable after such assets can be separated from the general assets of the Employer and must be paid no later than 15 days after such funds would have been paid to the Participant had there been no election to have the funds contributed to the Plan.

     (b) Company Contributions for any Plan Year shall be paid at least annually in one or more payments at any time; provided that the total amount of the Company Contributions for any Plan Year shall be paid to the Fund not later than the date on which the Employer's income tax return is required to be filed, including any extensions for filing obtained.

3.9 Non-Reversion: It shall be impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries. However, the Employer's contribution under the Plan for any Plan Year shall be conditioned upon (i) the Plan initially being a qualified plan under Code section 401(a) for such Plan Year, and (ii) the contribution being deductible under Code section

404. If, after the Employer's contribution has been made, it is determined that a condition described in (i) or (ii) was not satisfied with respect to such contribution, or that all or a portion of such contribution was made under a mistake of fact, the Trustee shall refund to the Employer, within one year of the date the contribution is remitted to the Fund, if such contribution is made by reason of a mistake of fact, or within one year of the denial of qualification or disallowance of the deduction, the amount of the contribution that was affected by the mistake of fact, or by a condition described in (i) or
(ii) not being satisfied, subject to the following rules:

     (a) The Trustee shall be under no obligation to make such refund unless a written direction to make the refund, signed by an authorized representative of the Employer, is submitted to the Trustee.

     (b) Earnings attributable to the refundable amount shall not be refunded, but the refundable amount shall be reduced by a proportionate share of any losses of the Trust from the date of crediting by the Trustee to the date of segregation.

     (c) The Trustee shall be under no obligation to verify that the refund is allowable or timely and shall be entitled to rely on the Employer's written direction to act.

3.10 Minimum Employer Contributions: For each Plan Year, each Employer shall make contributions to the Plan in the form of employer contributions, in cash, at least equal to a specified dollar amount, on behalf of individuals who are entitled to an allocation under Section 4.2(a)(iv). Such amount shall be determined by the Employer, or its delegate, by appropriate action on or before the last day of the Employer's taxable year that ends within such Plan Year.

     The Minimum Employer Contribution for a Plan Year shall be paid by the Employer in one or more installments without interest. The Minimum Employer Contribution shall be deemed to be satisfied for the Plan Year as soon as the total of "employer contributions" for the Plan Year equals the amount of the Minimum Employer Contribution. For purposes of this Section 3.10, "employer contributions" means employer contributions, as defined under Section 404 of the Code, including, but not limited to Deferral Contributions and Company Basic Matching Contributions. The Employer shall pay the Minimum Employer contribution at any time during the Plan Year, and for purposes of deducting such contribution, shall make the contribution not later than the time prescribed by the Code for filing the Employer's Federal income tax return including extensions, for its taxable year that ends within such Plan Year. Notwithstanding any other provision of the Plan to the contrary, the Minimum Employer Contribution made to the Plan by the Employer shall not revert to, or be returned to, the Employer.

                       SECTION 4 ACCOUNTS AND ALLOCATIONS

4.1  Participants' Accounts: The following Accounts shall be maintained for each
Participant:

     (a) A Tax-Deferred (Pre-Tax) Account, to which shall be credited Deferral Contributions made pursuant to Section 3.2, Fail Safe Contributions made pursuant to Section 3.5, if any, and earnings thereon.

     (b) A Participant Voluntary (After-Tax) Account, to which shall be credited Participant Voluntary Contributions made pursuant to Section 3.3, and earnings thereon.

     (c) For Overseas Participants and Union Participants, a Participant Basic After-Tax Account, to which shall be credited Participant Basic After-Tax Contributions made pursuant to Section 3.3, and earnings thereon.

     (d) A Company Basic Matching Account, to which shall be credited Company Basic Matching Contributions made pursuant to Section 3.4, and earnings thereon, and which shall hold Company matching contributions made before January 1, 1993 (if any), and earnings thereon.

     (e) A Company Supplemental Matching Account, to which shall be credited Company Supplemental Matching Contributions made on and after January 1, 1993, and earnings thereon.

     (f) A Participant Regular Account, which shall hold contributions (if any) transferred from a money purchase pension plan previously terminated by the Company, and earnings thereon.

     (g) An Employer Regular Account, which shall hold Company matching contributions (if any) transferred from a money purchase pension plan previously terminated by the Company, and earnings thereon.

     (h) A Rollover Account, to which shall be credited amounts transferred pursuant to Section 13.1, and earnings thereon.

4.2  Allocation of Contributions:

     (a) As of each Valuation Date, and at such interim dates as the Plan Administrator designates, the Trustee shall make the following allocations:

           (i) To each Participant's Tax-Deferred Account, the Deferral Contributions made for the benefit of such Participant since the last Valuation Date;

           (ii) To each Participant's Company Matching Account, the Company Basic Matching Contributions made for the benefit of such Participant since the last Valuation Date; and

        (iii) The Minimum Employer Contribution made for the Plan Year shall be allocated as follows:

              (A) First, the Minimum Employer Contribution for the Plan Year shall be allocated during the Plan Year to each individual who is an Eligible Participant on the first day of the Plan Year, as Deferral Contributions pursuant to Section 4.2(a)(i) and as Company Basic Matching Contributions pursuant to Section 4.2(a)(ii). These allocations shall be made to each such Participant's Tax-Deferred (Pre-Tax) Account and Company Basic Matching Account, respectively.

              (B) Second, the balance of the Minimum Employer Contribution remaining after the allocation in Section 4.2(a)(iv)(A) shall be allocated to the Company Basic Matching Account of each individual who is not a Highly Compensated Employee and who is an Eligible Participant on the first day of the Plan Year and is employed on the last day of the Plan Year, in the ratio that such Eligible Participant's Deferral Contributions during the Plan Year bears to the Deferral Contributions of all such Eligible Participants during the Plan Year.

              (C) Third, notwithstanding Section 4.5 of the Plan, if the total contributions allocated to a Participant's Accounts, including the Minimum Employer Contribution, exceed the Participant's maximum Annual Addition limit for any Limitation Year, then such excess shall be held in a suspense account. Such amounts shall be used to reduce Company Basic Matching Contributions in the next and succeeding Limitation Years.

              (D) Fourth, the balance of the Minimum Employer Contribution remaining after the allocation under Sections 4.2(a)(iv)(A), (B) and (C) shall be allocated as a nonelective contribution to each individual who is not a Highly Compensated Employee and who is an Eligible Participant on the first day of the Plan Year, in the ratio that such Eligible Participant's Compensation for the Plan Year bears to the Compensation for the Plan Year of all such Eligible Participants. Contributions made pursuant to this Subsection 4.2(a)(iv)(D) shall be allocated to the Company Basic Matching Account of each Eligible Participant and are distributable only in accordance with the distribution provisions applicable to Company Basic Matching Contributions. Contributions made pursuant to this Subsection shall be subject to the vesting schedule set forth in Section 5.1(c).

              (E) Each installment of the Minimum Employer Contribution shall be held in a contribution suspense account unless, or until, allocated on or before the end of the Plan Year in accordance with this Section 4.2(a)(iv). Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the Trust fund as a whole, but shall be invested separately and all gains, losses, income and deductions attributable to such investment shall be applied to reduce Plan expenses, and thereafter, to reduce Company Basic Matching Contributions.

              (F) The Minimum Employer Contribution allocated to the Company Basic Matching Account of a Participant pursuant to Section 4.2(a)(iv)(B) shall be treated in the same manner as Company Basic Matching Contributions for all purposes of the Plan.

              (G) Notwithstanding any other provision of the Plan to the contrary, any allocation of Deferral contributions to a Participant's Deferral Contribution Account shall be made under either Section 4.2(a)(i) or this Section 4.2(a)(iv), as appropriate, but not both Sections; and any allocation of Company Basic Matching Contributions to a Participant's Company Basic Matching Account shall be made under Section 4.2(a)(ii) or 4.2(a)(iv), as appropriate, but not under both Sections.

     (b) The Accounts of Participants adjusted in accordance with this Section shall be determinative of the value of the interest of each Participant in the Trust Fund for all purposes until a subsequent determination is made by the Trustee.

     (c) Notwithstanding the foregoing, for any Plan Year in which the Plan is Top Heavy, the Company Contribution for each Participant who is an Employee on the last day of the Plan Year shall be at least equal to the lesser of (i) 3% of the Participant's Section 415 Compensation, or (ii) the percentage of the Participant's Section 415 Compensation that is equal to the highest percentage of Section 415 Compensation at which Company Contributions are allocated to a Key Employee's Account for such Plan Year (regardless of whether a Participant completes 1,000 Hours of Service during the Plan Year, has a specified level of
Section 415 Compensation for the Plan Year, or makes employee contributions to the Plan for the Plan Year). To the extent this minimum allocation is provided under any other defined contribution plan maintained by the Employer or a Related Company, or to the extent the minimum allocation has already been met by the Company Contribution for the Plan Year made pursuant to Section 3.4, it shall not be provided under this Plan.

4.3 Allocation of Earnings:

    (a) As of each Valuation Date, the Trustee shall determine the current fair market value and any increase (or decrease) in value of the Trust Fund since the last Valuation Date. Before crediting the contributions allocated under Section 4.2, the Trustee shall adjust proportionately each Account so as to reflect any increase (or decrease) in value of the Trust Fund since the last Valuation Date, as it relates to the assets actually invested. The Trustee shall allocate the net income or losses generated since the last Valuation Date on the basis of the balance in each Participant's Account as of the preceding Valuation Date, except as otherwise provided in subsection (b).

    (b) Before making the allocation of subsection (a) above, each Participant's Account shall be reduced by the amount of any withdrawals, distributions or loans paid under Section VI since the preceding Valuation Date.

4.4 Segregated Accounts: Any Account that has been segregated from the Trust Fund pursuant to Section 6.8(c)(ii) shall not share in the adjustments and allocations of Sections 4.2 and 4.3. Each segregated account shall be credited with the net income or loss and increases and decreases in value attributable to that account only.

4.5 Annual Addition:

    (a) Notwithstanding any other provisions of the Plan, contributions and other additions with respect to a Participant exceed the limitation of Code section 415(c) if, when expressed as an Annual Addition (within the meaning of Code section 415(c)(2)) to the Participant's Account, such Annual Addition is greater than the lesser of:

        (i)  $30,000, or

        (ii) 25% of the Participant's 415 Compensation.

    (b) If the Annual Addition to a Participant's Account in any Limitation Year exceeds the limitation of this Section, then the amounts that would have been credited to his Account but for this Section in excess of the limitation shall be administered as follows:

        (i) Any excess amount attributable to Deferral Contributions shall be returned to the Participant;

        (ii) Any excess amount attributable to Company Contributions shall be deemed to be a forfeiture as of the end of the Plan Year to which the limitation applies and shall be reallocated among the Accounts of Participants (other than Participants to whom the limitation applies) as a forfeiture as of the next succeeding Valuation Date in such manner that no allocation to an Account exceeds the limitation imposed by this Section; and

            (iii) If the limitation imposed by this Section continues to be exceeded with respect to each Participant, then the excess amount as finally determined shall be held unallocated in a suspense account. The amount held in the suspense account shall be allocated, as of the end of the next following Plan Year, and succeeding Plan Years as necessary among the Accounts of Participants entitled to an allocation as of that date. The allocation as of the end of the next following Plan Year shall be made before any contributions that would constitute Annual Additions are made to the Plan for that Plan Year. The suspense account shall not be subject to adjustment for investment gains or losses. Upon termination of the Plan, the assets of any suspense account then in existence shall be returned to the Employer.

        (c) If the Employer and Related Companies maintain more than one defined contribution plan qualified under Code section 401, then this Section shall be applied in such a way that the total Annual Addition under all such plans shall not exceed the amount specified in subsection (a). Amounts shall be returned to the Participant from this Plan before amounts are returned under any other defined contribution plan.

4.6 Benefit Limitations - Multiple Plans: For Plan Years beginning before January 1, 2000, if an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer or a Related Company, then the sum of his "defined benefit plan fraction" (defined below) and his "defined contribution plan fraction" (defined below) for any Limitation Year as applied to the plans shall not exceed 1.0. Either the benefits provided under the defined benefit plans or the contributions made to the defined contribution plans shall be reduced to the extent necessary to comply with this limitation. For purposes of this Section:

        (a) The "defined benefit plan fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under this Plan and all other defined benefit plans of the Employer and Related Companies (determined as of the close of the Limitation Year), and the denominator of which is the lesser of:

            (i) The product of 1.25 multiplied by $90,000 (or such other a mount as is permitted or required to be used under Code section 415(e)); or

            (ii) The product of 1.4 multiplied by 100% of the Participant's average Section 415 Compensation from the Employer for the three consecutive years that will produce the highest average.

        The $90,000 amount referenced above shall be adjusted at the same time and in the same manner as required by Code section 415(e). For the Plan Year beginning January 1, 1998, the adjusted amount is $130,000.

        (b) The "defined contribution plan fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the "annual additions" (defined below) to the Participant's accounts as of the close of the Limitation Year under all defined contribution plans of the Employer and Related Companies and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each previous year of service with the Employer and Related Companies:

            (i) The product of 1.25 multiplied by the dollar limitation in effect under Code section 415(c)(1)(A); or

            (ii) The product of 1.4 multiplied by 25% of the Participant's
            Section 415 Compensation for the Plan Year.

        (c) "Annual Additions" means the following allocations to a Participant's account in a defined contribution plan: (i) salary deferral contributions, (ii) employer contributions, (iii) Participant voluntary contributions, if any, and (iv) forfeitures, if any.

        (d) As an alternative to the foregoing, in determining the limits of this Section, the Plan Administrator may use any method permissible under Code section 415.

        (e) For any Plan Year in which the Plan is Top Heavy, the 1.25 amount described above shall be changed to 1.0 unless:

            (i) The sum of the present value of accrued benefits and account balances of Key Employees under all plans aggregated pursuant to
            Section 416 does not exceed 90% of the sum of the total present value of accrued benefits and account balances of all employees, former employees and beneficiaries in the plans; and

            (ii) The minimum accrued benefit is increased to the amount required by Code section 416(h).

4.7     Anti-Discrimination Test for Deferral Contributions:

        (a) Each Plan Year, the Actual Deferral Percentage of eligible Highly Compensated Employees shall not exceed the greater of:

            (i) The Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

            (ii) The lesser of the Actual Deferral Percentage of all other eligible Employees multiplied by 2, or the Actual Deferral Percentage of all other eligible Employees plus 2 percentage points.

        (b) The Actual Deferral Percentage for a group of Employees is the average of the ratios, calculated separately for each Employee in the group, of the amount of Deferral

Contributions that are credited under the Plan on behalf of each Employee for the Plan Year, to the Employee's Compensation for the Plan Year. In order for Deferral Contributions to be included in the Actual Deferral Percentage for the Plan Year, such contributions must be attributable to compensation that otherwise would have been paid to the Participant during the Plan Year, must be allocated to the Participant's Account during the Plan Year, and must be paid to the Trust within 12 months following the close of the Plan Year.

     (c) Notwithstanding the foregoing provisions of the Plan, the Plan shall meet the anti-discrimination test of Code section 401(k), described in subsection (a) and applicable regulations, for each Plan Year. In order to meet the anti-discrimination test, any or all of the following steps may be taken:

         (i) At any time during the Plan Year, the Plan Administrator may limit the amount of Deferral Contributions that may be made on behalf of Highly Compensated Employees.

         (ii) The Plan Administrator may reduce the Deferral Contributions made for the Plan Year to the extent necessary to meet the requirements of Code section 401(k), in the manner described in Section 4.9.

         (iii) The Plan Administrator may recommend that the Employer make an additional Company Contribution to the Plan for the benefit of Participants who are not Highly Compensated Employees. This additional contribution may be allocated based on Participants' Compensation and will be allocated to the Participants' Tax-Deferred Accounts.

         (iv) If the test described in subsection (a) is not satisfied for a Plan Year, the Plan Administrator may use any other test permitted under Code section 401(k) to determine whether the Plan meets the anti-discrimination requirements of Code section 401(k). The limitations of Section 4.7(a)(ii) shall be used only to the extent permitted by applicable Treasury regulations.

         (v) The Plan Administrator may take any other steps that the Plan Administrator deems appropriate.

     (d) If the Employer maintains more than one plan qualified under Code section 401(a), and if the plans are aggregated for purposes of satisfying Code section 401(a)(4) or 410(b)(1)(A) or (B), all qualified cash or deferred arrangements contained in such plans shall be aggregated for purposes of performing the anti-discrimination test for Deferral Contributions. If a Highly Compensated Employee participates in more than one plan of the Employer, all salary reduction contributions made by the Highly Compensated Employee under all such plans shall be aggregated for purposes of performing the test outlined in subsection (a).

4.8  Anti-Discrimination Test for Participant Voluntary and Company
Contributions:

     (a) Each Plan Year, the Contribution Percentage of eligible Highly Compensated Employees shall not exceed the greater of:

         (i) The Contribution Percentage of all other eligible Employees multiplied by 1.25; or

         (ii) The lesser of the Contribution Percentage of all other eligible Employees multiplied by 2, or the Contribution Percentage of all other eligible Employees plus 2 percentage points.

     (b) The Contribution Percentage for a group of Employees is the average of the ratios, calculated separately for each Employee in the group, of the amount of Participant Voluntary Contributions and Company Contributions that are credited under the Plan on behalf of each Employee for the Plan Year, to the Employee's Compensation for the Plan Year. The Plan Administrator may include Deferral Contributions in determining the Contribution Percentage, if the Plan Administrator deems it appropriate. In order for contributions to be included in the Contribution Percentage for a particular Plan Year, Company Contributions must be made on account of Deferral Contributions or Participant Voluntary Contributions made during the Plan Year, must be allocated to the Accounts of Participants during the Plan Year, and must be paid to the Trust within 12 months following the close of the Plan Year.

     (c) Notwithstanding the foregoing provisions of the Plan, the Plan shall meet the anti-discrimination test of Code section 401(m), described in subsection (a) and applicable regulations, for each Plan Year. In order to meet the anti-discrimination test, any or all of the following steps may be taken:

         (i) At any time during the Plan Year, the Plan Administrator may limit the amount of Participant Voluntary Contributions and Company Contributions that may be made on behalf of Highly Compensated Employees.

         (ii) The Plan Administrator may reduce the Participant Voluntary Contributions and Company Contributions made for the Plan Year to the extent necessary to meet the requirements of Code section 401(m), in the manner described in Section 4.9.

         (iii) The Plan Administrator may recommend that the Employer make an additional Company Contribution to the Plan pursuant to Section 3.5 for the benefit of Participants who are not Highly Compensated Employees. This additional contribution may be allocated based on Participants' Compensation. In order for such contribution to be taken into account for purposes of the anti-discrimination test described in subsection
         (a), the contribution must satisfy the conditions described in Treasury Regulations section 1.401(m)-1(b)(5).

         (iv) Notwithstanding the foregoing, if the test described in subsection (a) is not satisfied for a Plan Year, the Plan Administrator may use any other test permitted under Code section 401(m) to determine whether the Plan meets the anti-discrimination requirements of Code section 401(m). The limitations of Section 4.8(a)(ii) shall be used only to the extent permitted by applicable Treasury regulations.

         (v) The Plan Administrator may take any other steps that the Plan Administrator deems appropriate.

     (d) If the Employer maintains more than one plan qualified under Code section 401(a), and if the plans are aggregated for purposes of satisfying Code section 401(a)(4) or 410(b)(1)(A) or (B), all Participant Voluntary Contributions and Company Contributions made to such plans will be aggregated for purposes of performing the anti-discrimination test described in subsection
(a). If a Highly Compensated Employee is eligible to participate in more than one plan maintained by the Employer, the Participant Voluntary Contributions and Company Contributions made on behalf of the Highly Compensated Employee under all such plans will be aggregated for purposes of performing the anti-discrimination test described in subsection (a).

     (e) Notwithstanding any other provision in the Plan, the sum of the Actual Deferral Percentage and the Contribution Percentage on behalf of Highly Compensated Employees may not exceed the "aggregate limit" permitted under the multiple use test, as set forth in Treasury Regulations section 1.401(m)-2(b). If the aggregate limit is exceeded, the Participant Voluntary Contributions, Company Contributions, and Deferral Contributions of those Highly Compensated Employees who participate in the Plan will be reduced, beginning with such Highly Compensated Employees whose Compensation is the highest, so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Contribution under Section 4.9(b). The Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Employees are determined after any correction required to be made under this subsection (f). Multiple use does not occur if both the Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and the Contribution Percentage of the non-Highly Compensated Employees.

4.9 Distribution of Excess Contributions:

        (a) If a Participant's Deferral Contributions exceed the $10,000 limitation (as adjusted pursuant to Code section 415(d)) described in Section 3.2(b) for a calendar year, the amount of Deferral Contributions in excess of the limit and income attributable to those contributions shall be distributed to the Participant by the April 15 following the close of the calendar year in which the Deferral Contributions were made.

        (b) For purposes of this Section, "Excess Contributions" means, for a Plan Year, the excess of Deferral Contributions of Highly Compensated Employees over the maximum amount of such contributions permitted under the anti-discrimination tests described in Section 4.7. For purposes of this Section, "Excess Aggregate Contributions" means, for a Plan Year, the excess of Participant Voluntary Contributions and Company Contributions of Highly Compensated Employees over the maximum amount of such contributions permitted under the anti-discrimination tests described in Section 4.8. Any Excess Contributions and any Excess Aggregate Contributions and income attributable to those contributions shall be distributed to the Highly Compensated Employees within 2-1/2 months after the close of the Plan Year in which the Deferral Contributions, Participant Voluntary Contributions, and Company Contributions were made. In determining the amount of the distributions under this Section, the Plan Administrator shall use the leveling method described in subsection
(e).

        (c) The amount of income attributable to Excess Contributions or Excess Aggregate Contributions is that portion of the income on the Participant's Account to which the contributions were allocated for the Plan Year that bears the same ratio as the amount of Excess Contributions or Excess Aggregate Contributions for the Plan Year bears to the total balance of that Account. Such calculations shall be made in accordance with Treasury Regulations sections 1.401(k)-1(f)(4) and 1.401(m)-1(e)(3).

        (d) The distributions required under this Section may be made without the consent of the Participant or his spouse and may be made without regard to any Qualified Domestic Relations Order, as described in Section 7.7.

        (e) The leveling method of reducing an Employee's Excess Contributions and an Employee's Aggregate Contributions means the method of reducing the Excess Contributions and Excess Aggregate Contributions of Highly Compensated Employees as described in Code section 401(k)(8)(C) and 401(m)(6)(C), respectively, and the treasury regulations promulgated thereunder.

        (f) The amount of Excess Contributions determined under Section 4.7 shall be reduced by Deferral Contributions exceeding the $10,000 limitation (as adjusted pursuant to Code section 415(d)) as provided in Section 3.2(b), which were previously distributed for the taxable year ending in the same Plan Year.

4.10 Correction of Error: If an error is made in the adjustment of a Participant's Account, the error shall be corrected by the Plan Administrator, and any gain or loss resulting from the correction shall be credited to the income or charged as an expense of the Trust Fund for the Plan Year in which the correction is made. In no event shall the Accounts of other Participants be adjusted because of the error.

4.11 Trust as Single Fund: The creation of separate Accounts for accounting and bookkeeping purposes shall not restrict the Trustee in operating the Trust as a single Fund. Allocations to the Accounts of Participants in accordance with this
Section 4 shall not vest any right or title to any part of the assets of the Fund in such Participants, except as provided in Section 5.

                               SECTION 5 VESTING

5.1 Vesting:

    (a) A Participant will become vested in his Company Supplemental Matching Account according to the following schedule:

        Years of Service             Vested Percentage
        ----------------             -----------------

        Less than 3 Years                    0%
        3 Years or more                     100%

All Participants with three Years of Service as of January 1, 1993 are 100% vested in their Company Supplemental Matching Contributions Accounts, as of January 1, 1993.

    (b) For Plan Years in which the Plan is Top Heavy, the vesting schedule of subsection (a) shall be used.

    (c) A Participant is always 100% vested in his Tax-Deferred Account, Participant Voluntary (After-Tax) Account, Participant Basic After-Tax Account, Company Basic Matching Account, Participant Regular Account, Employer Regular Account, and Rollover Account.

    (d) Notwithstanding anything herein to the contrary, each Participant shall have a fully vested interest in his Company Supplemental Matching Contributions Account on the first to occur of the following dates, if he is then an Employee:

        (i)   his 60th birthday,

        (ii)  the date of his Permanent Disability, or

        (iii) the date of his death.

5.2 Service Rules: If a former Participant incurs five consecutive Breaks in Service, again qualifies as a Participant and has an account balance attributable to his previous employment, the Participant's Years of Service completed after his reemployment shall not increase his vested interest in his pre-reemployment account balance, but shall count with respect to Company Supplemental Matching Contributions made after his reemployment. In all other cases, all Years of Service shall be counted with respect to a Participant's entire account balance. The Plan Administrator shall maintain records sufficient to determine the Participant's vested interest in his pre-reemployment account balance.

                               SECTION 6 BENEFITS

6.1 Normal Retirement: A Participant may retire on his Normal Retirement Date or on any date after his Normal Retirement Date. The Participant's Account shall be valued as of the Valuation Date immediately preceding the Plan Year in which the Participant retires, and will be adjusted for any contributions or withdrawals made since that Valuation Date. The Participant's Account shall be distributed in accordance with Sections 6.7 and 6.8.

6.2 Early Retirement: A Participant may retire on his Early Retirement Date, or on any date after his Early Retirement Date. The Participant's Account shall be valued as of the Valuation Date immediately preceding the Plan Year in which the Participant retires, and will be adjusted for any contributions or withdrawals made since that Valuation Date. The Participant's Account shall be distributed in accordance with Sections 6.7 and 6.8.

6.3 Disability Retirement: If a Participant incurs a Permanent Disability, his retirement shall be effective as of the first day of the month following the date on which the Plan Administrator determines that he is Permanently Disabled. The Participant's Account shall be valued as if the Participant had retired on his Normal Retirement Date. The Participant's Account shall be distributed in accordance with Sections 6.7 and 6.8.

6.4 Death Benefits:

    (a) If a Participant dies before his vested interest in his Account has been distributed, the Participant's vested interest remaining in his Account will be paid to the Participant's Beneficiary in a single sum cash payment or in a form selected pursuant to Section 6.8, unless a survivor annuity is automatically payable pursuant to subsection (b) below or Section 6.8(a). The deceased Participant's Account shall be valued as of the date of distribution with adjustments for contributions, withdrawals, Deferral Contributions or Company Basic Matching Contributions made during the Plan Year in which the Participant dies. Payment of a Qualified Pre-Retirement Survivor Annuity may not begin before the date the Participant would have attained his Normal Retirement Date, unless the surviving Spouse or Beneficiary elects to receive advance payments after the Participant's death and before benefit payments would otherwise begin.

    (b) If a married Participant dies before payment of his benefits has begun and if the Participant's Account balance has ever exceeded $5,000, the Participant's Account will be distributed to his Spouse in the form of a Qualified Pre-Retirement Survivor Annuity, unless the Participant elects otherwise before his death, with the consent of his Spouse, in the manner described in Section 6.9. If the Qualified Pre-Retirement Survivor Annuity is waived pursuant to Section 6.9, the Spouse's benefit will be paid in a single sum cash payment, unless the Spouse elects another form of payment pursuant to
Section 6.8(c).

    (c) If the value of the Participant's Account has never exceeded $5,000, the Account will be paid to the Spouse or Beneficiary in a single sum cash payment.

6.5 Vested Benefits and Forfeitures:

    (a) If a Participant terminates employment for any reason other than retirement on or after his Early or Normal Retirement Date, death or Permanent Disability, the Plan Administrator shall determine the value of his Account. The terminated Participant's Account shall be valued as of the Valuation Date immediately preceding the date on which the Participant terminates employment, with adjustments for contributions or withdrawals made since that Valuation Date. A Participant and his Spouse, if any, may subsequently consent to a distribution and such distribution will be made in any form of payment provided in Section 6.8(c). The non-vested portion of the Account shall be forfeited as of the date of distribution of the vested portion. If the Participant terminates employment before he has any vested interest in his Account, the vested percentage (0%) shall be deemed to be distributed as of the last day of the Plan Year in which he terminates employment, and the non-vested portion (100%) shall be forfeited as of that date.

    (b) If a terminated Participant elects to receive a distribution of less than his entire vested Account, the part of the non-vested portion that will be forfeited shall equal the total non-vested portion multiplied by a fraction, the numerator of which is the amount of the distribution, and the denominator of which is the total value of the vested account balance. Forfeiture of the non-vested portion will take place after the Participant incurs a One-Year Break in Service.

    (c) If a Participant terminates employment before he has a 100% vested interest in his Account and is reemployed, the amount that the Participant previously forfeited shall be restored to his Account if the Participant repays any amount previously distributed, as follows:

        (i) The Participant must repay the amount distributed, on or before the earlier of (x) five years after the first date on which the Participant is subsequently reemployed by the Employer, or (y) the close of the Participant's fifth consecutive One-Year Break in Service commencing after the distribution.

        (ii) The Employer shall restore the forfeiture out of Plan forfeitures for the current Plan Year and, if necessary, by making an additional contribution for the Plan Year in which the restoration occurs.

If the Participant does not repay the amount distributed, the amount previously forfeited will not be restored to the Participant's Account.

    (d) If the Participant's vested Account balance has ever exceeded $5,000, the Participant and his Spouse, if any, must consent to the distribution before it may be made. If the Participant and his Spouse, if any, do not consent to the distribution, the Participant's vested interest in his Account will be held in the Trust Fund until the earlier of the Participant's Normal Retirement Date or date of death, and then will be distributed in accordance with Section 6. A Participant and his Spouse may subsequently consent to a distribution and such distribution will be made in either a single sum cash payment or installment payments pursuant to Section 6.8(c)(ii) (unless the Participant and his Spouse, if any, have consented to a distribution in the interim). In such event, the Participant's non-vested account balance will be forfeited on the date on which the Participant incurs a One-Year Break in Service. If the Participant's vested account balance has never exceeded $5,000, the Participant's (and Spouse's) consent will not be necessary in order for a distribution to be made pursuant to this Section 6.3 and such distribution shall be the total of the Participant's vested account balance. In this event, the distribution will be made in a single sum cash payment as soon as practicable following the Participant's termination of employment. The non-vested portion will be forfeited in the Plan Year in which the distribution is made.

    (e) As determined by the Plan Administrator, amounts forfeited under the Plan shall be used to pay administrative expenses or to reduce the Company Basic Matching Contribution for the Plan Year (and succeeding Plan Years if necessary).

6.6 Designation of Beneficiary: If the Participant is not married, the Beneficiary is the person designated by the Participant to receive benefits payable as a result of the Participant's death. If the Participant is married, the Beneficiary is automatically the Participant's surviving Spouse and no written designation is required. If the Participant is married and the Participant wishes to designate a Beneficiary other than his Spouse, the Spouse must consent to the designation of another person who will become the designated Beneficiary to receive benefits under the Plan. If at the time of his death, the Participant has no surviving Spouse or designated Beneficiary, the Beneficiary is the personal representative of the Participant's estate. A Participant may designate a person or entity to be his Beneficiary by filing a properly completed and executed form provided by the Plan Administrator. If a married Participant wishes to designate a Beneficiary other than his Spouse, the Beneficiary designation must be witnessed by a Plan representative or a notary public and the Spouse must (a) consent to the designation in writing, and (b) acknowledge the effect of such designation. A Participant's Beneficiary is bound by the terms of the Plan.

6.7 Commencement of Distribution:

    (a) Subject to the following subsections and to the extent required by law, a retired or deceased Participant's vested account balance shall be distributed (or shall begin to be distributed) as soon as practicable following the close of the Plan Year in which the Participant retires or dies.

    (b) If a Participant's Account balance exceeds $5,000 and the distribution is to be made before the Participant's Normal Retirement Date, the Participant and his Spouse, if any, must consent to the distribution before it may be made. If the Participant and his Spouse, if any, do not consent to the distribution, and do not later elect to receive a distribution, the Participant's Account balance will be held in the Trust Fund until the earlier of his Normal Retirement Date or date of death, and then will be distributed. If the Participant's Account balance does not exceed $5,000, the Account will be distributed in a single sum cash payment without the Participant's (or Spouse's) consent as soon as practicable after the close of the Plan Year in which the Participant retires or dies.

    (c) Notwithstanding any provision in the Plan to the contrary, the vested Account of a 5% Owner must begin to be distributed by the April 1 following the calendar year in which the Participant attains age 70". In all other cases, a Participant's Account must begin to be distributed by no later than the April 1 following the calendar year in which the Participant (i) retires, or (ii) attains age 70". A Participant who has attained age 70" before January 1, 1997 shall continue to receive minimum distributions under the provisions of Code section 401(a)(9) as in effect before January 1, 1997 unless the Participant elects to defer distribution of his Account until no later than April 1 following the calendar year in which the Participant retires. The provisions of this Section 6.7 shall be administered in accordance with applicable Treasury Regulations and Internal Revenue Service rulings and other releases.

Distributions under this section shall be made as a single annual payment. These rules apply notwithstanding any other provision in the Plan to the contrary. Distributions under this Section shall be made in accordance with Code section 401(a)(9) and any regulations thereunder. The Participant may elect whether life expectancy will be redetermined annually as provided in Code section 401(a)(9)(D); if no such election is made, life expectancy will not be recalculated.

    (d) A Participant who retires in accordance with Sections 6.1 or 6.2 may elect to defer the receipt of a distribution of any or all of his account balance for a period of years after his Normal Retirement Date, as specified by the Participant. In no event, however, may a Participant defer the initial commencement of a distribution from his Account beyond the appropriate date determined under subsection (c) above. If a Participant elects to defer receipt of his account balance pursuant to this subsection (d), he may subsequently elect to commence the distribution at a date after his Early or Normal Retirement Date, but earlier than his original deferral date.

    (e) Notwithstanding the foregoing, and unless the Participant otherwise elects, distributions must generally commence not later than 60 days following the close of the Plan Year in which occurs the latest of:

        (i)   The date the Participant attains age 65;

        (ii) The 10th anniversary of the date on which the Participant first commenced participation in the Plan; or

        (iii) The date on which the Participant separates from service.

    (f) Notwithstanding anything in the Plan to the contrary, in no event may a Participant's Tax-Deferred Account be distributed before:

        (i) The Participant incurs a Permanent Disability, terminates employment, attains age 59-1/2, or incurs a Financial Hardship as described in Section 6.10;

        (ii) The Participant transfers employment to an employer that has purchased substantially all of the assets used by the Participant's former employer in his trade or business;

        (iii) The Participant is and continues to be employed by a corporation that was formerly a subsidiary of an Employer or Related Company and whose stock has been sold; or

        (iv) The Plan is terminated and the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan).

This Section shall be interpreted to comply with Code section 401(k).

An Alternate Payee shall be entitled to receive a distribution from a Participant's Account (pursuant to a Qualified Domestic Relations Order and the terms of Sections 6.9 and 7.7), notwithstanding the fact that the Participant is not currently eligible to receive a distribution from the Plan. The distribution must be made in accordance with the procedures described in Code section 414(p), and if the distribution would exceed $5,000, the Alternate Payee must consent to the distribution. Should an Alternate Payee not receive a distribution under this Section 6.7(g) and elect, instead, to maintain an Account in the Plan, the provisions of Section 6.7(c) with respect to required beginning dates and of
Section IX with respect to directed investments shall apply to the Alternate Payee as if he were a Participant. In no event will an Alternate Payee be permitted to receive a distribution under this subsection if the Participant is not 100% vested in his Account.

6.8 Form of Benefit:

    (a) If a Participant is married at the time his benefits are to commence and the Participant's vested Account balance has ever exceeded $5,000, his benefits will be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant has rejected this form of payment, with the consent of his Spouse, in the manner described in Section 6.9 and has elected an optional form of benefit under subsection (c). Payment of a Qualified Joint and Survivor Annuity shall terminate with the monthly payment preceding the death of the last to survive of the Participant and his Spouse.

    (b) Unless the Participant elects an optional form of payment under subsection (c), the form of benefit payable to a Participant who is unmarried, or whose Spouse is living and who rejected the Qualified Joint and Survivor Annuity form of payment, shall be a Single Life Annuity.

    (c) If the forms of payment described in subsections (a) and (b) have been rejected or do not apply, a Participant's or Beneficiary's benefits shall be paid in one of the following forms of payment, selected by the Participant or
Beneficiary:

        (i) The amount may be paid to the Participant or Beneficiary in a single sum cash payment.

        (ii) The amount may be paid to the Participant or Beneficiary, in equal, or nearly equal, at least annual installments over a term certain extending not beyond the normal life expectancies of the Participant or the Participant and his Beneficiary. If the Participant dies before the completion of installment payments, the remaining installment payments shall be paid to the Participant's Beneficiary as provided in Section
        6.5. If a Beneficiary who is receiving payments dies, any remaining balance of the Account shall be paid to the personal representative of the Beneficiary's estate. When establishing the term of installment payments, at the time payments begin, the present value of the payments projected to be paid to the Participant, based on his life expectancy, must be more than 50% of the present value of the payments projected to be paid to the Participant and his Beneficiary, based on their life expectancies.

        (iii) The amount may be used to purchase an annuity that will provide payments for the life of the Participant.

        (iv) The amount may be used to purchase a single life annuity, with payments in equal monthly installments for the lifetime of the Participant and, in the event of the Participant's death prior to the receipt of 120 (or 180) payments, continuing for the balance of such 120 (or 180) payments to the Participant's Beneficiary.

        (v) The amount may be used to purchase a full cash refund annuity, under which the excess of the purchase price of the annuity over the actual payments made to the Participant during his lifetime is paid in a lump sum payment to the Participant's Beneficiary after the Participant's death.

        (vi) The amount may be paid in a direct rollover, pursuant to the terms of Section 6.14 (available only to the Participant or his surviving Spouse).

        (vii) The Participant's Account may be retained in the Plan subject to adjustment for investment gains or losses. During the Participant's life and subject to Section 6.7(c), the Participant may request up to one withdrawal per year from the Account. Each withdrawal must be at least $200. At any time, the Participant may elect to receive benefits in another form provided in this Section 6.8. In all cases, the present value of the Account projected to be paid to the Participant, based on his life expectancy and including the provisions of Section 6.7(c), must be more than 50% of the present value of the payments projected to be paid to the Participant and his Beneficiary, based on their life expectancies

    (d) If the installment method of distribution is selected, then, as of any subsequent Valuation Date, the Participant may request that the amount then remaining in his Account be paid in a single sum. In addition, the Participant may request up to one withdrawal per year from the Account. Each withdrawal must be at least $200. The subsequent installments shall be adjusted to reflect the withdrawals by maintaining the term of payments and reducing the size of the installment payments.

    (e) The following rules apply to payments after a Participant's death:

        (i) If a Participant dies after payments have begun, then his remaining Account balance, if any, must be distributed to his Beneficiary at least as rapidly as under the method of distribution elected by the Participant.

        (ii) If a Participant dies before his Account balance has begun to be distributed, then, except as provided below, his Account balance, if any, must be distributed within five years after the Participant's death. If the Participant's Account balance is distributed in installment payments to (or for the benefit of) an individual Beneficiary (as designated by the Participant), then the Participant's Account balance may be distributed over a period not extending beyond the Beneficiary's life expectancy, and the payments must begin not later than one year after the Participant's death (or such other date as may be prescribed by Treasury regulations).

        (iii) Effective August 1, 1998, at any time after a Participant's death, a Beneficiary may make a one-time election to receive a lump-sum distribution of the Participant's Account balance.

    (f) The purchase and distribution of an annuity contract to a Participant to provide a Qualified Joint and Survivor Annuity, Qualified Pre-Retirement Survivor Annuity, Single Life Annuity, or any other form of annuity, shall fully discharge any and all obligations of the Plan to the Participant, his Spouse or Beneficiary, and neither the Participant, his Spouse nor Beneficiary shall have any right or claim against the Plan, the Plan Administrator, or the Employer in the event of the failure of or default by the insurance company issuing the annuity contract with respect to any or all payments due under the annuity contract. The distribution of a benefit to a Participant, Spouse or Beneficiary shall be a complete discharge of the Plan, the Trustee, the Plan Administrator and the Employer with respect to the amount so distributed.

    (g) This subsection shall apply to any Participant who is not a 5% Owner and who has attained age 70 1/2. Until his termination of employment, any such Participant may elect to receive distributions in the form and amount as would be required under 6.7(c) if the Participant had terminated employment with the Employer

6.9 Elections: Qualified Joint and Survivor, Qualified Pre-Retirement Survivor, and Single Life Annuities: Sections 6.5(b) and 6.8(a) provide that the form of benefit payable upon retirement, termination of employment or death of a married Participant will be a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, unless the Participant rejects that form of payment, with the consent of his Spouse. Section 6.8(b) provides that the form of benefit payable upon retirement or termination of employment of an unmarried

Participant will be a Single Life Annuity, unless the Participant rejects that form of payment. In order to reject these forms of payment, the Participant and his Spouse, if any, must execute a written election in the manner and form described below:

    (a) Notice to Participants. The Plan Administrator shall provide a written explanation to each Participant of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, Qualified Pre-Retirement Survivor Annuity, or Single Life Annuity, whichever is applicable, (ii) the Participant's right to make and revoke elections and the method by which the Participant may do so, (iii) the effect of such an election on the benefits of the Participant and the Spouse, and (iv) the rights of the Participant's Spouse regarding the election. The written explanation of the Qualified Joint and Survivor Annuity and Single Life Annuity will be provided within a reasonable period of time before the election period described in Section 6.9(b)(i). The Plan Administrator will provide the written explanation of the Qualified Pre-Retirement Survivor Annuity before the end of the "applicable period" with respect to each Participant. The applicable period is the latest to occur of:

        (i) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

        (ii)  A reasonable period after the individual becomes a Participant;

        (iii) A reasonable period ending after the survivor benefit provisions apply to the Participant; or

        (iv) A reasonable period after termination of employment in the case of a Participant who terminates employment before attaining age 35

    (b) Election Periods. The election periods shall be established as follows:

        (i) The period during which a Participant may elect not to receive the Qualified Joint and Survivor Annuity or Single Life Annuity shall be the period beginning 90 days before the date on which his benefits become payable (the "annuity starting date") and ending on the annuity starting date.

        (ii) The period during which a Participant may elect not to receive the Qualified Pre-Retirement Survivor Annuity shall be the period beginning on the first day of the Plan Year during which the Participant attains age 35 and ending on the date of the Participant's death. However, if a Participant terminates employment before he attains age 35, his election period shall begin on the date he terminates employment.

    Each of the elections may be made or revoked by the Participant with his Spouse's consent at any time during the applicable election period; however, spousal consent to an election shall be irrevocable after it has been given. After the expiration of the applicable election period, an election is final and cannot be changed.

    (c) Manner of Making Elections. The Plan Administrator shall provide suitable forms and shall establish reasonable procedures for elections. In order to be valid, an election or revocation of an election (i) must be signed by the Participant and his Spouse, if any, (ii) must designate a form of benefits or specific alternate Beneficiary that cannot be changed without the Spouse's consent, and (iii) the Spouse's consent must acknowledge the effect of the election and must be witnessed by a notary public or by a person authorized by the Plan Administrator. If it is established to the satisfaction of the Plan Administrator that the Spouse cannot be located, or is otherwise unable to sign, the Spouse's signature shall not be required. Any consent by a Spouse (or establishment that the Spouse's consent cannot be obtained) under the foregoing provisions shall be effective only with respect to that Spouse. A Spouse's consent applies only to the Beneficiary designation executed simultaneously by the Participant; any future designations must also require spousal consent or the spousal consent given must waive all future rights of the Spouse to consent to additional Beneficiaries or changes to the current Beneficiary. The Plan Administrator may require a married Participant or his Spouse to supply such information as the Plan Administrator deems necessary to verify the Participant's marital status and the identification of the Participant's Spouse.

6.10 Withdrawals During Employment:

     (a) A Participant may request a withdrawal from his Account pursuant to the rules of this Section 6.10. A Participant may make only one withdrawal during a Plan Year, however the withdrawal may be from more than one Account. The Participant's Account will be charged for the expense of the withdrawal, and the Participant's Spouse must consent to the withdrawal. Withdrawals under this
Section 6.10 may be made only on dates established by the Plan Administrator and must be requested prior to such dates.

     (b) Subject to the Code and other rules of this Section, withdrawals may be made from the Participant's Account, as follows:

         (i) There are no restrictions on withdrawals of both contributions and earnings from a Participant's Voluntary Contributions Account, Rollover Account, or Participant Regular Account.

         (ii) Except as provided in subsection (c) below, withdrawals from a Participant's Company Matching Account, Company Supplemental Matching Account and Employer Regular Account may be made only of vested amounts that have been in the Trust Fund for two years or by a Participant who has reached age 59-1/2.

         (iii) If a Participant has reached age 59-1/2 or has incurred Financial Hardship (as defined below), the Participant may withdraw from his Tax-Deferred Account only the contributions to such Account and the pre-January 1, 1989 earnings in such Account. If the Participant is age 59-1/2, the entire amount defined in the prior sentence may be withdrawn, while Financial Hardship withdrawals are further limited to the amount determined under section 6.10(c).

            (c) A Participant may request a withdrawal of the vested amount in all of his Accounts in the Fund if he has incurred Financial Hardship. Withdrawals due to Financial Hardship are not limited to one per year. Financial Hardship occurs if the Participant has immediate and heavy financial needs that cannot be fulfilled through other reasonably available financial resources of the Participant. Immediate and heavy financial needs shall mean only the following:

                    (i) Expenses incurred for or necessary to obtain medical care (as described in Code section 213(d)) by the Participant, the Participant's Spouse or any dependent of the Participant (as defined in Code section 152);

                    (ii) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                    (iii) Payment of tuition and related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, his Spouse or dependents;

                    (iv) Funds needed to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                    (v) Any additional needs approved by the Internal Revenue Service.

The determination of hardship shall be made by the Plan Administrator in a uniform and nondiscriminatory manner in accordance with such standards as may be promulgated from time to time by the Internal Revenue Service.

            (d) A distribution will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if all of the following requirements are met:

                    (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                    (ii) The Participant has obtained all distributions, other than hardship withdrawals, and all non-taxable loans currently available under all plans maintained by the Employer; and

                    (iii) The Participant may not make Deferral Contributions for the calendar year that immediately follows the year of the withdrawal in excess of the applicable limit under Section 3.2(b) for the year, minus the amount of the Participant's Deferral Contributions for the year in which the withdrawal is made.

     (e) A Participant who wishes to make a withdrawal shall apply in the manner determined by the Plan Administrator. The Participant must furnish such information in support of his application as may be requested by the Plan Administrator. The Plan Administrator shall determine the amount of withdrawal, if any, that shall be made and may direct distribution of as much of the Participant's Account as it deems necessary to alleviate or to help alleviate the Financial Hardship. The Participant's Account may be charged with any expenses necessary to implement the withdrawal.

     (f) All withdrawals made pursuant to this Section shall be made as soon as practicable after the Plan Administrator approves the withdrawal. All withdrawals shall be based on Account values as of the Valuation Date immediately preceding the date the Plan Administrator authorizes the withdrawal and shall include any Deferral Contributions made during the current Plan Year. The Plan Administrator may not authorize a hardship withdrawal in excess of the amount deemed necessary to alleviate the financial hardship, plus amounts necessary to pay federal, state or local income taxes or penalties incurred as a result of the distribution.

     (g) The Plan Administrator may adopt additional policies and procedures regarding hardship withdrawals, which are incorporated in this Plan by reference, and which will be available from the Plan Administrator.

6.11 Loans: A Participant may apply, in the manner determined by the Plan Administrator, for a loan to be made to the Participant from his vested interest in the Trust Fund. If the Participant is married, his Spouse must consent to the loan, to the use of the Participant's Account as security for the loan, and to any possible reduction in the benefit that the Participant is entitled to receive (pursuant to subsection (i) below) within 90 days before the loan is made. A loan may be made to a Participant subject to the following conditions:

     (a) Approval of Loan. A loan may not be made to a Participant unless the Plan Administrator approves the loan, acting according to uniform and nondiscriminatory standards, and pursuant to applicable law. The Plan Administrator shall take into consideration the terms of any Qualified Domestic Relations Order, as described in Section 7.7, in determining whether to approve the loan. No one serving as a Plan Administrator may participate in the decision to make a loan to himself. Each Participant who is eligible to receive a loan under the terms of this Section shall receive a loan in accordance with the restrictions of this Section.

     (b) Amount of Loan. A loan may only be made from a Participant's vested interest in his Account and will not be made for less than $1,000. A Participant may have no more than two loans from the Trust Fund outstanding at any time. The amount of loans outstanding to a Participant at any time, aggregated with the outstanding balance of all other loans to the Participant from all other qualified plans maintained by the Employer and Related Companies, shall not exceed the lesser of:

         (i)  $50,000; or

         (ii) 50% of the total vested amount then in the Participant's Account.

     For purposes of applying the foregoing limitations, a Participant's interest in his Account shall be determined as of the most recent preceding Valuation Date and shall include any Deferral Contributions, Company Contributions, Participant Voluntary Contributions and assets transferred pursuant to Section 13.1 during the current Plan Year to the date of the loan application, as well as earnings on all assets and contributions, as of the most recent Valuation Date. Overdue interest shall be deemed to be an outstanding loan. The $50,000 limit referred to above shall be reduced by the excess of the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the loan is made over the outstanding balance of all loans from the Plan on the date the loan is made.

     (c) Non-discrimination. Loans shall be available to all Participants on a reasonably equivalent basis, provided that the Plan Administrator may make reasonable distinctions among prospective borrowers on the basis of creditworthiness. Loans shall not be made available to Highly Compensated Employees in a greater percentage of their Account balances than the percentage that is available to other Participants.

     (d) Security. A loan to a Participant shall be secured by a pledge of 50% of the Participant's vested Account balance in the Trust Fund. A pledge of a Participant's interest in the Fund to secure a loan made from the Fund shall not be subject to the non-alienation requirements of Section 13.6.

     (e) Interest Rate. Interest on a loan shall be charged at a rate based on the rate being charged by financial institutions in the Participant's community for loans of a similar nature. The Plan Administrator may vary the interest rates charged, depending on the creditworthiness of the Participant and on any other reasonable basis provided in regulations or other guidance issued by the Department of Labor.

     (f) Repayment. A loan must be repaid within five years from the date of the loan, provided that if the loan proceeds are used to acquire a principal residence of the Participant, the loan repayment term may exceed five, but not 15, years. The borrower shall have the right to prepay the outstanding loan balance at any time without penalty. Loan repayments will be suspended under this Plan to the extent required under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and the special rules relating to veterans' reemployment rights under USERRA pursuant to Code section 414 (u)(4).

     (g) Distributions. If any amount is distributed from the Fund to a Participant or his Beneficiary while a loan to the Participant is outstanding, the Plan Administrator will direct that the distributed amount be applied to reduce the outstanding balance of the loan. If a loan is a taxable distribution to a borrowing Participant, then the taxable amount of the loan shall be treated as a distribution from the Fund to the Participant.

     (h) Loan as a Separate Investment. A loan made to a Participant shall be considered a separate investment of the portion of the Participant's Account that is equal to the outstanding balance of the loan. The balance in the borrowing Participant's Account shall be reduced by the outstanding balance of the loan for purposes of allocating net income and increases and decreases in the value of Fund assets pursuant to Section 4.3. Interest paid on the loan shall be credited to the borrowing Participant's Account and shall not be considered earnings of the Fund for allocation purposes.

     (i) Default. If an outstanding loan is not repaid as and when due, the principal of and interest on the loan shall be deducted from any benefit that the Participant or his Beneficiary is entitled to receive, however, no such deduction shall be made before the Participant's termination of employment. A Participant's loan shall be considered in default if any loan payment is not paid within 90 days of the due date of such payment.

     (j) Expenses. All expenses incurred by the Plan Administrator and the Trustee in making, administering, and collecting a loan may be charged against the Account of the borrowing Participant.

     (k) Level Amortization. A loan must be amortized in level payments made not less frequently than quarterly.

     (l) Loan Repayment Method. All loans shall be secured by an assignment of current pay of the borrower or other automatic payment arrangement approved by the Plan Administrator sufficient to service the loan. Termination of the employment producing the pay or cancellation of the automatic payment arrangement shall constitute a default unless a new arrangement is in place before the next payment is due. If a borrowing Participant terminates employment, the Plan Administrator shall immediately request payment of principal and interest on the loan. If the Participant refuses payment following termination of employment, the Plan Administrator shall reduce the Participant's vested Account balance by any remaining principal and interest on the loan.

     (m) Miscellaneous. The Plan Administrator may adopt additional policies and procedures regarding the granting of loans, which are incorporated in this Plan by reference and which will be available from the Plan Administrator.

6.12 Location of Missing Participants: If a Participant who is entitled to a distribution cannot be located and the Plan Administrator has made reasonable efforts to locate the Participant, then the Participant's vested interest in his Account shall be forfeited. The Plan Administrator will be deemed to have made reasonable efforts to locate the Participant if the Plan Administrator is unable to locate the Participant (or, in the case of a deceased Participant, his Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Plan Administrator and having made two attempts to locate the Participant through the Social Security Administration or other government agency. The Participant's Account shall be forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the location attempts. If the Participant or Beneficiary makes a written claim for the vested interest after it has been forfeited, the Plan Administrator shall cause the vested interest to be reinstated.

6.13 Benefits to Minors and Incompetents:

     (a) If any person entitled to receive payment under the Plan is a minor, the Plan Administrator shall pay the amount in a lump sum directly to the minor, to a guardian of the minor, or to a custodian selected by the Trustee under the appropriate Uniform Transfers to Minors Act.

     (b) If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's spouse, son, daughter, parent, brother, sister or other person deemed by the Plan Administrator to have incurred expense for the person otherwise entitled to payment.

6.14 Eligible Rollover Distributions:

     (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (b) Definitions.

          (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) ; effective January 1, 1999, hardship withdrawals under
          Section 6.10.

          (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

               (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                      SECTION 7 ADMINISTRATION OF THE PLAN

7.1 General Administration: The Company is the Plan Administrator and shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions. In fulfilling its responsibilities, the Company may delegate certain of its duties and responsibilities either to a person or committee of persons (the "Plan Administrator"), who shall be responsible for discharging and carrying out such delegated duties. The delegation of such duties and responsibilities by the Company shall be evidenced, in writing, by the adoption of a resolution by the Company. The adoption of such resolution shall authorize the person (or persons) so designated to act on the Company's behalf in carrying out the specific duty or duties so delegated with respect to the Plan. The person (or persons) so designated shall not be ineligible to be a member of the Plan Administrator because he is or may be a Participant in the Plan. The Company, and each member of the Plan Administrator, shall be named fiduciaries with respect to the Plan, and shall be indemnified by the Employer against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan. If the Company appoints a Committee pursuant to this Section 7.1, the terms "Plan Administrator" and "Committee" as used throughout this Plan, shall have the same meaning.

7.2  Powers and Duties:

     (a) The Plan Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

          (i) The express discretionary authority to construe and interpret the Plan and to decide all questions relating to eligibility and payment of benefits hereunder;

          (ii) To prescribe procedures to be followed by Employees in filing applications for benefits;

          (iii) To make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

          (iv) To request and receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan, including, but not limited to, such information as the Plan Administrator may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his death, retirement, attainment of age 59-1/2 or termination of employment;

          (v) To prepare and distribute, in such manner as it determines to be appropriate, information explaining the Plan;

          (vi) To furnish the Company, upon request, with such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

          (vii) To direct the Trustee as to the method in which and persons to whom Plan assets will be distributed; and

          (viii) To delegate any of its responsibilities to an employee or committee of employees to assist it in carrying out its duties.

The Plan Administrator shall not have the power to (x) add to, subtract from or modify any of the terms of the Plan; (y) change or add to any benefits provided by the Plan; or (z) waive or fail to apply any requirement for eligibility for the receipt of benefits under the Plan.

     (b) Notwithstanding anything to the contrary, the Plan Administrator may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan. The Plan Administrator shall have the express discretionary authority to determine eligibility for benefits and to interpret the provisions of this Plan. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. The determinations of the Plan Administrator shall be conclusive and binding on all persons for all purposes, and there shall be no appeal from any ruling of the Plan Administrator that is within its authority, except as otherwise provided herein. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by an Employer or anyone acting on behalf of an Employer.

     (c) The Company (or the Plan Administrator, if so authorized by the Company) shall have the power to (i) establish a funding policy and select investment funds for the Trust Fund; (ii) receive and review reports on the financial condition of the Trust Fund and statements of the receipts and disbursements of the Trust Fund from the Trustee; and (iii) appoint or employ one or more Investment Managers to manage any part or all of the assets of the Plan.

7.3 Investment Manager: The Company (or the Plan Administrator, if so authorized by the Company) shall have the power to appoint an Investment Manager and to remove an Investment Manager that it has previously appointed. The appointment or removal of an Investment Manager shall be in writing. The Investment Manager must acknowledge in writing to the Trustee and to the Plan Administrator that the appointment is accepted and that it is a fiduciary with respect to the Plan. Unless otherwise specified, the appointment will be effective when the acknowledgement is made. Unless otherwise agreed to, removal of an Investment Manager or resignation of an Investment Manager shall be effective 60 days following the date written notice is received by the Investment Manager and the Trustee, in the case of removal, or the Plan Administrator and the Trustee, in the case of resignation. If an Investment Manager is appointed, then notwithstanding Section VIII, the Investment Manager shall be solely responsible for the acquisition, disposition and management of the assets of the Plan, and the Trustee shall accept the written orders and instructions of the Investment Manager for the acquisition, disposition and management of the assets of the Plan. If an Investment Manager is appointed in accordance with this Section, then neither the Company, the Plan Administrator, nor the Trustee shall be liable for the acts or omissions of the Investment Manager.

7.4 Operation: The Plan Administrator shall establish such rules and regulations as it deems appropriate. The Plan Administrator shall have the power to: (a) appoint from its membership such subcommittees with such powers as the Plan Administrator shall determine, (b) authorize one or more of its members or any agent to execute or deliver any instrument or to make any payment on behalf of the Plan Administrator, and (c) employ counsel and agents and such clerical and other services as the Plan Administrator shall deem requisite or desirable in carrying out the provisions of the Plan. The Plan Administrator shall be fully protected in relying on data, information or statistics furnished it by persons performing ministerial and limited discretionary functions as long as the Plan Administrator has had no reason to doubt the competence, integrity or responsibility of such person.

7.5 Meetings and Quorum: The Plan Administrator shall hold meetings upon such notice, at such places, and at such intervals as it may from time to time determine. A majority of the members of the Plan Administrator at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Plan Administrator at any meeting shall be by the vote of a majority of those present at any such meeting. Action may be taken by the Plan Administrator without a meeting by a written consent signed by a majority of the members of the Plan Administrator.

7.6 Compensation: The members of the Plan Administrator who are employees of an Employer shall not be entitled to any compensation for their services with respect to the Plan, but such persons shall be entitled to reimbursement for any and all necessary expenses that each member may incur. The expenses shall be paid by the Employer or from the Trust Fund. Any such payments from the Trust Fund shall be deemed to be for the exclusive benefit of Participants.

7.7 Domestic Relations Orders:

    (a) If the Trustee or the Plan Administrator receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Plan Administrator shall take the following steps:

        (i) If benefits are in pay status, the Plan Administrator shall direct the Trustee to withhold payment and to account separately for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).

        (ii) The Plan Administrator shall promptly notify the named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Plan Administrator's procedures for determining if the order is a Qualified Domestic Relations Order.

         (iii) The Plan Administrator shall determine whether the order is a Qualified Domestic Relations Order under the provisions of Code section 414(p).

         (iv) The Plan Administrator shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

     (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the "18-Month Period"), the order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

     (c) If, within the 18-Month Period (i) the order is determined not to be a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Plan Administrator shall direct the Trustee to pay the amounts (and any interest thereon) to the Participant or other person who would have been entitled to such amounts if there had been no order.

     (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.

     (e) For purposes of the Plan, the following terms shall have the following definitions:

         (i) Alternate Payee: Any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

         (ii) Qualified Domestic Relations Order: Any domestic relations order or judgment that meets the requirements set forth in Code section 414(p).

                   Section 8 DUTIES AND POWERS OF THE TRUSTEE

8.1 General: The Trustee shall receive, hold, manage, convert, sell, exchange, invest, disburse and otherwise deal with such contributions as may from time to time be made to the Trust Fund and the income and profits therefrom, in the manner and for the uses and purposes of the Plan as provided in the Plan and in the Trust Agreement described in Section 8.2. If an Investment Manager is appointed, the Investment Manager shall manage all or a portion of the assets of the Trust in accordance with instructions given by the Plan Administrator.

8.2 Trust Agreement: The Employer has entered into a Trust Agreement with the Trustee under which the Trustee will receive, invest and administer the Trust Fund. The Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons under the Plan are subject to the terms of the Trust Agreement. The Trust Agreement provides for the investment and reinvestment of the Trust Fund, the management of the Trust Fund, the responsibilities and immunities of the Trustee, the removal of the Trustee and appointment of a successor, the accounting by the Trustee and the disbursement of the Trust Fund.

8.3 Limitation of Liability: The Trustee shall hold in trust and administer the Trust Fund subject to all the terms and conditions of this Plan and of the Trust Agreement described in Section 8.2. The Trustee shall not be responsible for the administration of the Plan unless employed by the Company to serve in such capacity. The Trustee's responsibility shall be limited to holding, investing and reinvesting the assets of the Trust Fund from time to time in its possession or under its control as Trustee and to disbursing funds as shall be directed by the Plan Administrator. The Trustee shall not be responsible for the correctness of any payment or disbursement or action if made in accordance with the instructions of the Plan Administrator. If an Investment Manager is appointed, the Trustee's liability and responsibility with regard to holding, investing and reinvesting the assets shall be limited as provided in the Trust Agreement.

8.4 Power of Trustee to Carry Out the Plan: If, at any time, the Company or the Plan Administrator shall be incapable, for any reason, of giving directions, instructions or authorizations to the Trustee, as herein provided, the Trustee may act, without such directions, instructions or authorizations, as it, in its discretion, shall deem appropriate and advisable under the circumstances for carrying out the provisions of the Plan.

                         Section 9 DIRECTED INVESTMENTS

9.1 Directed Investments: Each Participant shall have the right to direct the investment of all of his Accounts among the investment funds authorized by the Plan Administrator, in accordance with regulations issued under the Code and Employee Retirement Income Security Act of 1974, as follows:

    (a) Each Participant may file investment directions, in the manner determined by the Plan Administrator, that specifies the investment funds (as described in Section 9.2) in which his Accounts are to be invested.

    (b) The Plan Administrator shall prescribe dates as of which investment directions shall be effective and time periods within which investment directions must be received. The Plan may impose reasonable restrictions on the frequency with which Participants may give investment instructions. An investment direction shall continue to apply until a subsequent direction is made. A Plan may charge Participants' Accounts for the reasonable expenses of carrying out investment instructions.

    (c) The Plan Administrator shall establish procedures to implement the Participant's investment directions.

    (d) A Participant must be permitted to exercise independent control of his investment directions, must not be subject to improper influence by a fiduciary, must be made aware of all material facts regarding investment alternatives, and must be legally competent. Transactions directed by a Participant must be fair and reasonable for him.

9.2 Investment Funds:

    (a) The Plan Administrator shall select investment funds in which the Participant's Accounts may be invested. A Participant may direct that his Accounts be invested in one or more of the investment funds authorized for investment by the Plan Administrator. The Plan Administrator may add to or reduce the number and type of investment funds that will be available for investment in any Plan Year. The Plan Administrator may limit the percentage of Participant's Accounts that may be invested in any one of the funds.

    (b) The following investment funds are available to each Participant:
[Insert new funds]

    (c) Participants may transfer investments at least quarterly from any one alternative into the Fixed Income Fund. Participants may give investment instructions once each month for new Deferral Contributions and for new Company Basic Matching Contributions. In addition, a Participant may move money from one Fund to another, subject to applicable charges.

    (d) Each Participant shall be provided the following for each investment alternative:

                  (i) Description of the alternative and its investment objectives and risk and return characteristics, including the type and diversification of assets in the investment;

                  (ii)  List of investment managers;

                  (iii) Circumstances under which the Participant may give instructions;

                  (iv) Description of fees and expenses to be charged the Participant;

                  (v) Name, address and telephone number of the Plan fiduciary (or his designee) responsible for providing the information required under this Section IX;

                  (vi) Materials relating to the exercise of voting or similar rights incidental to the Participant's ownership; and

                  (vii) If the Plan offers an investment alternative subject to the Securities Act of 1933, the Participant shall be provided a copy of the most recent prospectus provided to the Plan.

          (e) Each Participant shall also be provided the following for each investment alternative:

                  (i) Description of the annual operating expenses and total expenses expressed as a percentage of average net assets;

                  (ii) Copies of prospectuses, financial statements and reports, and any other materials available to the Plan;

                  (iii) List of the assets comprising the portfolio, together with the value of each asset and, if the asset is a fixed rate contract, the name of the issuer, the term and rate of return on the contract; and

                  (iv) Information concerning the value of shares or units held in the Account of the Participant and past and current investment performance.

          (f) Where look-through investment vehicles are available as an investment alternative, the underlying investments shall be considered in determining whether the alternative satisfies the requirements of Department of Labor Regulations section 2550.404(c).

          (g) Each Participant will be provided an explanation that the Plan is intended to constitute a plan described in ERISA section 404(c) and the corresponding regulations, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by the Participant.

9.3 Limitations on Investments: The Trustee may decline to implement the Participant's investment directions if such directions would:

       (a)   result in a prohibited transaction;

       (b) generate taxable income to the Plan or jeopardize its tax-qualified status;

       (c) not be in accordance with the documents and instruments governing the Plan;

       (d) cause a fiduciary to maintain ownership in an asset outside jurisdiction of United States courts;

       (e) result in a loss greater than the balance in the Participant's Account; or

       (f) result in transactions between the Plan and the Company other than under the Company Stock Fund.

9.4 Directed Investment Account: A separate directed investment account shall be established for each Participant who has directed an investment under this
Section IX. The portion of the Account so directed will be considered a directed investment account. Transfers between the Participant's regular account and his directed investment account shall be charged and credited as the case may be to each account. The directed investment account shall not share in trust fund earnings, but shall be charged or credited with net earnings, gains, losses and expenses, as well as any appreciation or depreciation in market value during each Plan Year.

9.5 Accounts Not Directed: If a Participant does not direct an investment under this Section 9, the Participant's Account shall be invested by the Trustee in accordance with Section 8.

9.6 Application to Beneficiaries: The provisions of this Section 9 shall apply to all Beneficiaries who have Account balances in the Plan, and who wish to direct the investment of their Accounts.

                      SECTION 10 AMENDMENT AND TERMINATION

10.1   Amendment:

       (a) This Plan shall be irrevocable and binding as to all contributions made by the Employer to the Trust, but this Plan may be amended from time to time by resolution of the Board of Directors of the Company (or by any officer as delegated by the Board, pursuant to the Company's by-laws). No amendment shall be made to the Plan that (i) would have the effect of diverting any of the Trust from Participants or their Beneficiaries as provided in the Plan; (ii) would prevent the allowance as a deduction for federal income tax purposes, and particularly under Code section 404, of any contribution made by an Employer to the Trust; (iii) would take the Plan and Trust out of the scope of Code sections 401, 402 and 501(a); (iv) would increase the duties of the Trustee without its consent; (v) would decrease a Participant's vested interest in his Account in the Trust Fund; or (vi) would eliminate an optional form of benefit in violation of Code section 411(d)(6).

       (b) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable interest or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, then each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage of the Participant's Account derived from Company Supplemental Matching Contributions computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

           (i)   60 days after the amendment is adopted;

           (ii)  60 days after the amendment becomes effective; or

           (iii) 60 days after the Participant is issued written notice of the amendment by the Company or Plan Administrator.

10.2 Termination: This Plan may be terminated at any time by the Company. If the Plan is terminated, or if a partial termination occurs (through a complete discontinuance of contributions or otherwise), each affected Participant shall have a 100% vested interest in his Account. If the Plan is terminated, the Account of each Participant shall be paid to him (or to his Beneficiary, in the event of his death) in a single sum cash payment, or in the form of annuity contracts, or both, as soon as practicable after the termination. A Related Company that has adopted the Plan may terminate its participation in the Plan at any time. In the event of such termination, the Related Company may adopt a successor plan providing substantially similar benefits and the interests of each Participant who is an Employee of the Related Company shall be transferred to the trustee or other funding agent for such successor plan. If the Related Company does not establish a successor plan within six months of its notice of termination of participation in the Plan (or gives sooner notice that no successor plan will be established), then the Plan will be deemed to be terminated with respect to the Related Company.

10.3 Merger: In the event of merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall be entitled to a benefit under such other plan immediately after the merger, consolidation, or transfer that is equal to or greater than his Account balance determined under this Plan immediately before the merger, consolidation or transfer.

                          SECTION 11 CLAIMS PROCEDURE

11.1 Right to File Claim: A Participant or Beneficiary shall be entitled to file with the Plan Administrator a claim for benefits under the Plan. The claim is required to be in writing.

11.2 Denial of Claim: If the claim is denied by the Plan Administrator, in whole or in part, the claimant shall be furnished within 90 days after the Plan Administrator's receipt of the claim (or within 180 days after such receipt if special circumstances require an extension of time) a written notice of denial of the claim containing the following:

     (a) Specific reasons for denial;

     (b) Specific reference to pertinent Plan provisions on which the denial is based;

     (c) A description of any additional material necessary for the claimant to perfect the claim, and an explanation of why the material is necessary; and

     (d) An explanation of the claims review procedure.

11.3 Claims Review Procedure:

     (a) Review may be requested at any time within 90 days following the date the claimant received written notice of the denial of his claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to represent him. The Plan Administrator shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall (i) permit the claimant to review any documents that are pertinent to the claim, and (ii) permit the claimant to submit to the Plan Administrator issues and comments in writing.

     (b) The decision on review by the Plan Administrator shall be in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the Plan Administrator determines that special circumstances require extension. The decision on review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Plan Administrator is based.

                SECTION 12 ADOPTION OF PLAN BY RELATED COMPANIES
                             AND TRANSFERRED ASSETS

12.1 Adoption of the Plan: A Related Company may become an Employer, with the approval of the Company, by adopting the Plan for its Employees. A Related Company that becomes a party to the Plan shall promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. Notwithstanding anything in the Plan to the contrary, a Related Company adopting the Plan may determine whether and to what extent periods of employment with the Related Company before the Related Company adopted the Plan shall be included as Service under the Plan.

12.2 Withdrawal: A Related Company may withdraw from the Plan at any time by giving advance notice in writing to the Plan Administrator of its intention to withdraw. Upon receipt of notice of a withdrawal, the Plan Administrator shall certify to the Trustee the equitable share of the Related Company in the Trust Fund, and the Trustee shall thereupon set aside from the Trust Fund such securities and other property as it shall, in its sole discretion, deem to be equal in value to the Related Company's equitable share. If the Plan is to be terminated with respect to the Related Company, the amount set aside shall be administered according to Section 10.2. If the Plan is not to be terminated with respect to the Related Company, the Trustee shall turn over the Related Company's equitable share to a trustee designated by the Related Company, and the securities and other property shall thereafter be held and invested as a separate trust of the Related Company. Neither the segregation of the Trust Fund assets upon the withdrawal of a Related Company, nor the execution of a new trust agreement shall operate to permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries.

12.3 Sale of Employer's Assets: If all or any portion of an Employer's assets are sold to another corporation that adopts a defined contribution plan as a continuation of this Plan, then the Plan Administrator shall certify to the Trustee the equitable share in the Trust Fund of the Participants who become participants in the other plan immediately following the transfer. The Trustee shall transfer that share of the Trust Fund to the trustee of the other plan, to be held in accordance with the terms of the other plan.

                            SECTION 13 MISCELLANEOUS

13.1 Receipt of Rollovers and Trustee to Trustee Transfers:

     (a) The Trustee may receive, with the consent of the Plan Administrator, the transfer of assets previously held under another qualified plan for the benefit of an individual who is a Participant in this Plan or who is eligible to be a Participant except for fulfilling the service requirements for participation, provided that the assets have not at any time been held in any defined benefit plan or defined contribution plan that is subject to the funding standards of Code section 412. The assets may be received directly from the trustee of a qualified plan, or they may be received as a rollover contribution from a qualified plan or from an individual retirement account. Any plan from which assets are received must be a plan qualified under Code section 401 at the time of the transfer, and any rollover individual retirement account must be an individual retirement account within the meaning of Code section 408 which consists solely of assets transferred to the individual retirement account from a qualified retirement plan and earnings thereon at the time of the rollover.

     (b) The Trustee shall invest the transferred assets as part of the Trust Fund. The transferred assets, and the earnings and losses attributable to them, shall be held in a separate Account on the books of the Trust for the benefit of the Participant. The Account shall share in allocations and adjustments pursuant to Section 4.3. The interest of a Participant in his Account attributable to transferred assets shall be fully vested at all times. Payment of the Account shall be made on the same basis as payment of the Participant's Deferral Contributions and Company Contributions Accounts.

     (c) The Company, Plan Administrator and Trustee shall be fully protected in relying on data, representations, or other information provided by the trustee or custodian of a qualified plan or individual retirement account for the purpose of determining that the requirements of subsection (a) have been satisfied. The Participant's Account may be charged with any expenses necessary to implement a rollover to or from the Trust Fund.

13.2 Indemnification: The Employer shall indemnify the Plan Administrator (or each Committee member) and each other Employee who is involved in the administration of the Plan against all costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against any of them alleging any act of omission or commission performed while discharging their duties with respect to the Plan, other than liability incurred as a result of that person's gross negligence or willful misconduct. Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall notify the Employer of the action. The Employer shall be entitled to participate at its own expense in the defense or to assume the defense of any action brought against any indemnified party. If the Employer elects to assume the defense of any such suit, the defense shall be conducted by counsel chosen by the Employer, and the indemnified party shall bear the fees and expenses of any additional counsel retained by him.

13.3 Exclusive Benefit Rule: This Plan shall be administered for the exclusive benefit of the Employees of an Employer and for the payment to Participants out of the income and principal of the Trust Fund of the benefits provided under the Plan. No part of the income or principal of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, as provided in the Plan.

13.4 No Right to the Fund: No person shall have any interest in, or right to, any part of the assets of the Trust Fund or any rights under the Plan, except as to the extent expressly provided in the Plan.

13.5 Rights of the Employer: The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any other person for continuation of employment, nor shall it interfere with the right of an Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

13.6 Non-Alienation of Benefits: No amount payable to or held under the Plan for the account of any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No amount payable to or held under the Plan for the account of any Participant or Beneficiary may be in any manner liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process, levy or attachment. The provisions of this Section shall not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order, as described in Section 7.7.

13.7 Construction and Severability: Except as otherwise provided by federal law, the provisions of this Plan shall be construed and enforced according to Virginia laws, and all of the provisions of the Plan shall be administered in accordance with the laws of the Commonwealth of Virginia. For simplicity of expression, pronouns and other terms are sometimes expressed in a particular number and gender; however, where appropriate to the context, such terms shall be deemed to include each of the other numbers and the other gender. Each provision of this Plan shall be considered to be severable from all other provisions so that if any provision or any part of a provision shall be declared void, then the remaining provisions of the Plan that are not declared void shall continue to be effective.

13.8 Delegation of Authority: Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act, the act may be done or performed by any officer of an Employer, and such officer shall be presumed to be duly authorized by the Board of Directors of the Employer.

13.9 Request for Tax Ruling: This Plan is based upon the condition precedent that it shall meet the requirements of the Code with respect to qualified employees' trusts so as to permit an Employer to deduct for federal income tax purposes the amounts of its contributions and so that its contributions will not be taxable to the Participants as income in the year in which the contributions are made. The Company shall apply for a determination by the Internal Revenue Service that this Plan is so qualified.

                  SECTION 14 COLLECTIVELY-BARGAINED EMPLOYEES

14.1 Special Provisions For Collectively-Bargained Employees:

This Section 14 shall apply to Union Participants only, and shall apply notwithstanding any other provisions of the Plan.

14.2 Eligibility Requirements:

     Section 2.1(b) is amended by deleting "three months of employment" and replacing it with "one Year of Service".

14.3 Deferral Contributions:

     The third sentence of Section 3.2 is amended by deleting "20%" and replacing it with "15%".

14.4 Participant Voluntary Contributions:

     Section 3.3(a) is amended by deleting "10%" and replacing it with "18%", and by deleting "20%" and replacing it with "18%".

14.5 Company Basic Matching Contributions:

     Section 3.4(a) is amended by deleting the first two sentences and replacing them with the following:

          "(a) For each Plan Year, the Company will make a Company Basic Matching Contribution on behalf of each of Union Participant who has elected to have Deferral Contributions or Voluntary Contributions made on their behalf during the Plan Year. For each Goddard Participant, the Company Basic Matching Contribution will be equal to 100.00% of the first 4% of the Compensation, 85.00% of the next 1% of Compensation, 75.00% of the next 1% of Compensation, 67.86% of the next 1% of Compensation and 62.50% of the next 1% of Compensation that a Participant defers as a Deferral Contribution or Voluntary Contribution during the Plan Year. For each Wallops Participant, the Company Basic Matching Contribution will be equal to 100.00% of the first 4% of Compensation that a Participant defers as a Deferral Contribution or Voluntary Contribution during the Plan Year."


                             *   *   *   *   *   *

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the ____ day of __________________, 1998.



                                            MANTECH INTERNATIONAL CORPORATION



                                            By:_________________________________

                          EXHIBIT A - SERVICE CONTRACTS


     Effective January 1, 1999, all Service Contract Employees will be eligible for the 401(k) Plan.

                          EXHIBIT B - RELATED COMPANIES

     The following companies are Related Companies under the Plan:

ManTech International Corporation
ManTech Advanced Systems International, Inc.
ManTech Australia International, Inc.
ManTech China Systems Corporation
ManTech Design and Development Corporation
ManTech Environmental Corporation
ManTech Environmental Research Services Corp.
ManTech Environmental Technology, Inc.
ManTech Germany Systems Corporation
ManTech Solutions Corporation
ManTech Support Technology, Inc.
ManTech Systems Corporation
ManTech Systems Integration Corporation
ManTech Systems Solutions Corporation
ManTech Systems Engineering Corporation
ManTech Telecommunications & Info. Systems Corporation
ManTech Test Systems, Inc.
ManTech U.K. Systems Corporation
NSI Environmental Solutions, Inc.
NSI Technology Services Corporation
Science, Engineering & Analysis, Inc.
Technology Management Corporation

                                   APPENDIX A

                    MERGER OF THE TIDEWATER CONSULTANTS, INC.
                        THRIFT AND PENSION PLAN INTO THE
                        MANTECH INTERNATIONAL CORPORATION
                                   401(K) PLAN

     The Tidewater Consultants, Inc. Thrift and Pension Plan (the "Tidewater Plan") will be merged into the Plan on or around May 27, 1997 (for purposes of this Appendix, the "Merger Date"). The following special provisions relate to accounts transferred from the Tidewater Plan:

     1. All accounts in the Tidewater Plan immediately before the Merger Date shall be transferred to this Plan as of the Merger Date and shall be administered according to the provisions of this Plan, subject to the special provisions described below. Employees and former employees who have accounts in the Tidewater Plan immediately before the Merger Date are referred to as "Former Tidewater Employees".

     2. A Former Tidewater Employee's accounts under the Tidewater Plan will be held in the following Accounts for the Former Tidewater Employee under this
Plan:

          (a) The Tidewater Plan account attributable to before-tax contributions shall be held in the Tax-Deferred (Pre-Tax) Account.

          (b) The Tidewater Plan account attributable to employer contributions shall be held in the Company Basic Matching Account.

          (c) The Tidewater Plan account attributable to rollover contributions shall be held in the Rollover Account.

          (d) The Tidewater Plan account attributable to after-tax contributions shall be held in the Participant Voluntary (After-Tax) Account.

     3. Each Former Tidewater Employee's Accounts shall be held and administered according to the terms of this Plan, subject to the following rules:

     With respect to the Tidewater Plan account balance of a Former Tidewater Employee that is held in the Participant Voluntary (After-Tax) Account, the Former Tidewater Employee may take up to two withdrawals during each Plan Year under Section 6.10(a). In other respects, withdrawals during employment will be governed by the provisions of Section 6.10 of this Plan.

     4. The provisions of this Plan are intended to comply with the requirements of Section 411(d)(6) of the Internal Revenue Code with respect to the accounts transferred from the Tidewater Plan. The Plan shall be administered consistent with the requirements of Section 411(d)(6) and the regulations thereunder.

                                   APPENDIX B

                 MERGER OF THE APPLIED MANAGEMENT SYSTEMS, INC.
                              SAVINGS PLAN INTO THE
                        MANTECH INTERNATIONAL CORPORATION
                                   401(K) PLAN

     The Applied Management Systems, Inc. Savings Plan (the "AMSI Plan") will be merged into the Plan on or around August 1, 1997 (for purposes of this Appendix, the "Merger Date"). The following special provisions relate to accounts transferred from the Tidewater Plan:

     1. All accounts in the AMSI Plan immediately before the Merger Date shall be transferred to this Plan as of the Merger Date and shall be administered according to the provisions of this Plan, subject to the special provisions described below. Employees and former employees who have accounts in the AMSI Plan immediately before the Merger Date are referred to as "Former AMSI Employees".

     2. A Former AMSI Employee's accounts under the AMSI Plan will be held in the following Accounts for the Former AMSI Employee under this Plan:

          (a) The AMSI Plan account attributable to before-tax contributions shall be held in the Tax-Deferred (Pre-Tax) Account.

          (b) The AMSI Plan account attributable to employer contributions shall be held in the Company Basic Matching Account.

          (c) The AMSI Plan account attributable to rollover contributions shall be held in the Rollover Account.

          (d) The AMSI Plan account attributable to after-tax contributions shall be held in the Participant Voluntary (After-Tax) Account.

     3. The provisions of this Plan are intended to comply with the requirements of Section 411(d)(6) of the Internal Revenue Code with respect to the accounts transferred from the Tidewater Plan. The Plan shall be administered consistent with the requirements of Section 411(d)(6) and the regulations thereunder.

                                       64